Exhibit 8.1

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2005

NAME	JURISDICTION UNDER WHICH ORGANIZED
UNITED STATES
Prism LLC	Delaware
141 Hawaii LLC	Delaware
141 LLC	Delaware
141 LLC Chicago	Delaware
141 Worldwide Boomerang Inc. (F/K/A K&L Acquisition Inc.)	Delaware
285 Financial Corporation	Delaware
A. Eicoff & Company, Inc.	Delaware
AAD: Fitch, Inc.	Delaware
Academic Alliance in Medical Education Inc.	Delaware
Advertising Ventures Inc.	Delaware
Alert Marketing Inc	Delaware
Alexander Ogilvy Public Relations Inc	Delaware
Almost Real, Inc.	Delaware
APCO Worldwide Inc.	Delaware
Automotive Retail Marketing. Inc.	Delaware
Avenue Grey Inc.	Delaware
B.K.S. & H Inc	Delaware
Baker, Winokur, Ryder, Inc.	California
Banner McBride North America Inc	Delaware
Bates Advertising USA, Inc.	New York
Bates Healthworld, Inc.	New York
Bates Worldwide (Delaware), Inc.	Delaware
Bates Worldwide, Inc.	Delaware
Beaumont Bernnett Inc.	New York
Ben Marketing LLC	Delaware
Berlin, Cameron & Partners, Inc.	Delaware
Beyond Interactive Ventures Inc.	Delaware
BGNY Direct LLC	Delaware
BKSH & Associates LLC	Delaware
Black Cat Graphics Inc.	New York
Blue Sky Green LLC	Delaware
BrandEdge Inc.	Delaware
Bravant LLC	Delaware
Brouillard Communications, Inc.	Delaware
BSB Club Bar, Inc.	New York
Bulletin International, Inc.	New York
Burson Marsteller LLC	Delaware
Burson-Marsteller/NIS Inc	Delaware
Calla Music, Inc.	New York
Cannondale Associates, Inc.	Delaware
Capital IV LLC	Delaware
Carl Byoir & Associates, Inc.	Delaware
Center Partners, Inc.	Delaware
Channelex, Inc.	New York
CIVITAS	Delaware
CMS Databasics Inc	Delaware
Cole & Weber Inc	Oregon
Commodore Thompson Music, Inc.	Delaware
Commonhealth Holdings Inc.	Delaware
Commonhealth LLC	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
Compass Inc.	New Jersey
Conquest USA Inc.	Delaware
Conquest, Inc.	New York
Consumer Health Science Inc.	New Jersey
Cordiant (US) Holdings Ltd	Delaware
Cordiant Finance, Inc.	Delaware
Cordiant US Holdings, Inc.	Delaware
Creative Food Solutions Inc	Delaware
Crescendo Production Inc.	New York
Current Medical Directions LLC	Delaware
Custom Media Group LLC	Delaware
Customer Management Services Inc	Delaware
Cygnet Holdings Inc.	Delaware
Da Vinci Partners	Delaware
Davinci Healthcare Partners LLC	Delaware
Dazai Advertising Inc	Delaware
Deen & Black, Inc.	Delaware
Direct.com LLC	Delaware
Directory Connections Inc.	Delaware
Dome Communications LLC	Delaware
Dome H&K	Delaware
Douglas Consulting Group Inc	Californai
Drummer Associates, Inc.	Delaware
DWP Bates Technology LLC	Delaware
Dynamic Logic Inc.	Delaware
Dynamic Marketing Services Inc	Delaware
Einson Freeman, Inc.	Delaware
Elemental Interactive Design & Development Inc.	Georgia
Enterprise IG Corp.	Delaware
Enterprise IG, Inc.	New York
Extension 11 Inc	Delaware
Eyepatch LA, Inc.	California
Eyepatch Productions, Inc.	Delaware
Falk Healthworld, Inc.	Delaware
Far East Holdings Inc	Delaware
Federalist Group LLC	Delaware
Feinstein Kein Healthcare	Delaware
First Star, Inc.	New York
Fitch, Inc.	Delaware
Food Group, Inc.	Delaware
Foresteria Inc	Delaware
Fortelligent Inc.	Delaware
FOVA Inc.	Delaware
Fusion Five Inc.	Connecticut
Future Vision Media, Inc.	Michigan
G Whiz Entertainment Inc.	New York
G2 Advertising Inc.	California
G2 Worldwide Inc.	New York
Gallagher Inc	Delaware
GCI Jennings Inc.	Delaware
Glendinning LLC	Delaware
Global Communications Ventures Inc	Delaware
GMN Inc.	New York
Go Direct LLC	Delaware
Goldfarb Consultants Inc	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
Good Neighbor Foundation Inc.	New York
Graphic Service Inc	Delaware
Great Productions Inc.	Delaware
Great Response Inc.	Delaware
Great Spot Films Ltd	Delaware
Grey Advertising Inc.	Maryland
Grey Direct Atlanta, Inc.	Delaware
Grey Direct Inc.	Delaware
Grey Direct Services Inc.	Delaware
Grey Directory Marketing Inc.	Delaware
Grey Global Atlanta Inc.	Delaware
Grey Global Group Inc.	Delaware
Grey Healthcare Group Inc.	New York
Grey HOC 1 LLC	Delaware
Grey HOC 2 LLC	Delaware
Grey IFC Inc.	Delaware
Grey India Inc.	Delaware
Grey Media Connections Inc.	New York
Grey Partnership Investors Inc.	Delaware
Grey Strategic Marketing Inc.	Delaware
Grey Ventures Inc.	Delaware
Grey Worldwide Inc.	Delaware
Grey Worldwide Los Angeles Inc.	Delaware
Group M Movie Entertainment, Inc.	Delaware
Group M Worldwide, Inc.	Delaware
Harris Interactive Inc	Delaware
Headlightvision LLC	Delaware
HealthAnswers Education LLC	Delaware
Healthworld Corporation	Delaware
Healthworld International Holdings Inc.	Delaware
HGH Limited	Delaware
Hill & Knowlton, Inc.	Delaware
Hill & Knowlton/Samcor LLC	Delaware
HLS Holdings Corp.	Delaware
Hurd Studios Inc.	Delaware
HWLDPAY, Inc.	Delaware
I Rent America Inc	Delaware
Icodia, Inc	California
Icon International Inc	Delaware
IEG, LLC	Delaware
Imaginet LLC	Delaware
Imagio	Delaware
Indigo Entertainment Inc.	Delaware
Initiative Consulting Group, Inc.	New York
Inovative Customer Solutions LLC	Delaware
Insight Medical Communications Inc.	Delaware
International Meetings & Science Inc.	Delaware
J Walter Thompson Andean Inc.	Delaware
J Walter Thompson U.S.A Inc.	Delaware
J Walter Thompson Venture Company Ltd	Delaware
J. Walter Thompson Company	Delaware
J. Walter Thompson Company Caribbean	Delaware
J. Walter Thompson Company Peruana	Delaware
J. Walter Thompson Far Eastern Company	Delaware
J. Walter Thompson Technology, Inc	California
J. Walter Thompson Technology, LLC	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
J. Walter Thompson U.S.A., Inc.	Delaware
J. Walter Thompson Venture Company, Ltd.	Delaware
JWT Facilities LLC	Delaware
JWT Holdings, Inc.	Delaware
JWT Music, Inc.	Delaware
JWT Specialized Communications, Inc.	California
JWT Stat, Inc.	Michigan
JWTTWO Productions LLC	Delaware
K&L Field Marketing Inc	Delaware
Kamer/Singer & Associates Inc.	California
Kantar Media Research, Inc.	Delaware
Kazaam, Inc.	New York
KBM Holdco I LLC	Delaware
KBM Holdco II LLC	Delaware
KBM Illinois LLC	Delaware
KMR Holdings, Inc.	Delaware
Knowhow Inc	Delaware
Knowledge Base Marketing GP	Texas
Knowledge Base Marketing Inc.	Delaware
Landor Associates International Inc	Delaware
Landor LLC	Delaware
Landor Ohio LLC	Delaware
Lighthouse Global Network, Inc.	Delaware
Lightspeed Online Research Inc.	Delaware
Local Marketing Corporation	Ohio
Love Bug Productions LLC	Delaware
Malone Advertising LLC	Delaware
Management Ventures, Inc.	Delaware
Maniac Filmworks & Music LLC	Delaware
Markatec Retail Marketing LLC	Delaware
Market Data Solutions Inc.	Delaware
Marketing and Planning Systems, Inc.	Delaware
Marketing Intelligence Services Ltd	Delaware
Mather Productions LLC	Delaware
Maximize LLC	Delaware
Maxus Communications LLC	Delaware
MBC Holdings, Inc.	Delaware
MBK Enterprises Inc	Delaware
Mediacom Worldwide Inc.	Delaware
Mediaedge:CIA LLC	Delaware
Medical Broadcasting LLC	Delaware
Mendoza Dillon e Associados Inc.	Delaware
Millward Brown, Inc.	Illinois
MindShare Days Productions LLC	Delaware
MindShare Entertainment USA LLC	Delaware
MindShare USA LLC	Delaware
MindShare USA LLP	Delaware
MJM Creative Services, Inc	New York
mOne Worldwide LLC	Delaware
Morton Goldberg Associates, Inc.	Delaware
Mosaica MD, Inc.	Delaware
MPG Acquisition Corporation D.B.A. The Mead Point Group	Delaware
Mr. Jed’s Inc.	New York
MRB Group, Inc.	Delaware
MSB, Inc.	Delaware
National Research Foundation for Business Statistics Inc.	New York

NAME	JURISDICTION UNDER WHICH ORGANIZED
neo@Ogilvy LLC	Delaware
Ogilvy & Mather Hawaii Inc	Delaware
Ogilvy & Mather Recruitment Advertising Inc	Delaware
Ogilvy & Mather Song, Inc.	Delaware
Ogilvy & Mather Worldwide, Inc.	Delaware
Ogilvy Public Relations Worldwide Inc.	Delaware
OgilvyOne LLC	Delaware
Old DU Inc	Delaware
Outrider North America Inc	Delaware
Outrider North America LLC	New York
Owl Group Holdings, Inc.	Delaware
Pace Communications Group, Inc.	Delaware
PCM: Fitch, Inc.	Delaware
Peclers Paris North America, Inc.	Delaware
Penn, Schoen & Berland Associates, LLC	Delaware
Phase Five Communications, Inc.	Delaware
PKG Media Inc.	Delaware
Polymer Solutions Inc	Delaware
Preferred Professionals Inc.	Delaware
Primary Source Consulting LLC	Delaware
Primo Angeli, Inc.	Delaware
Principal Communications Inc.	Delaware
Promotion Marketing Services Inc.	Delaware
Promotional Campaigns, Inc.	Delaware
Public Relations & International Sports Marketing, Inc.	Delaware
Quinn Gilespie & Associates LLC	Delaware
Rada Communications Inc.	Delaware
Rasor Communications Square 2003 Inc	Delaware
Rasor Communications Square 2004 Inc.	Delaware
Rasor Communications Square Inc	Delaware
Rasor Communications, Inc.	Delaware
Rasor Holdings, Inc.	Delaware
Read-Poland Inc.	Texas
Red Cell/Cole & Weber Inc.	Delaware
Red Works, Inc.	Delaware
Reese Communications Companies Inc.	Delaware
Reese Communications, Inc.	District of Columbia
Regian & Wilson Inc.	Texas
Research International Japan Inc	Delaware
Research International USA Inc.	Delaware
Research International USA, Inc. ( Illinois )	Illinois
Retail Planning Associates LLC	Delaware
Reva Korda & Associates Inc	Delaware
RJC Inc.	Delaware
Robinson Lerer & Montgomery LLC	Delaware
Roman Brandgroup LLC	Delaware
RSBC Vestiges Inc	Delaware
S & S MCC and MCC. Inc.	Delaware
S&S MCCaffrey &MCCall, Inc	Delaware
Savatar, Inc.	Delaware
Shire Health New York Inc	Delaware
Shire Health, Inc.	Delaware
Showcase Placements, Inc.	California
Silver Bullet Productions Inc	Delaware
Socket Public Relations LLC	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
Soho Med. Inc.	Delaware
Soho Medcom , Inc.	New York
Soho Square, Inc.	Delaware
Spafax Airline Network, Inc.	Delaware
Star Check Inc.	Delaware
Studio 466 Inc. (Non-Profit)	Delaware
Studio 56 Inc.	Delaware
Studiocom.com, Inc.	Delaware
Sudler & Hennessey LLC	Delaware
Summit Grey Inc.	New York
Summit Insurance Company	Delaware
Symmetrical Holdings Inc	Delaware
Tactical Research & Consulting Inc	Delaware
Targeted Communications Corp.	Delaware
Ted Bates Worldwide (Delaware) Inc	Delaware
Ted Bates Worldwide, Inc.	Delaware
Tempus Group North America Holdings LLC	Delaware
The Avon Group Inc	Delaware
The Decision Shop, Inc.	Delaware
The FCG Institute for Continuing Education LLC	Delaware
The Focus Network Inc. (F/K/A Goldfarb Consultants, Inc.)	Delaware
The GCI Group Inc.	New York
The Geppetto Group LLC	Delaware
The Harvard Group	Delaware
The Intuition Group, Inc.	Delaware
The Leonhardt Group, Inc.	Delaware
The Lord Group (formerly L.B.D. & P) (Partnership)	Delaware
The Mattson Jack Group Inc.	Delaware
The Ogilvy Group, Inc.	New York
The Promarc Agency	Delaware
The Rockey Company	Delaware
The Spindler Organization, Inc.	California
The Tape Center Inc.	Delaware
The Winona Group Inc	Delaware
Thomas G. Ferguson Associates Inc.	Delaware
Timmons and Company, Inc.	Delaware
TLC LLC	Delaware
Traffic Building Promotions, Inc.	Florida
Triple Seven Concepts Inc.	Delaware
VML, Inc.	Missouri
Walker Group/CNI Inc.	Missouri
Webster Group International Inc	Delaware
WGI Inc	Delaware
WPP (Isle of Man) No.2 LLC	Delaware
WPP Barleycorn LLC	Delaware
WPP Dotcom Holdings (Fourteen) LLC	Delaware
WPP Dotcom Holdings Eight LLC	Delaware
WPP Dotcom Holdings Eighteen LLC	Delaware
WPP Dotcom Holdings Eleven LLC	Delaware
WPP Dotcom Holdings Fifteen LLC	Delaware
WPP Dotcom Holdings Five LLC	Delaware
WPP Dotcom Holdings Four LLC	Delaware
WPP Dotcom Holdings Fourteen LLC	Delaware
WPP Dotcom Holdings LLC	Delaware
WPP Dotcom Holdings Nine LLC	Delaware
WPP Dotcom Holdings Nineteen LLC	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Dotcom Holdings One LLC	Delaware
WPP Dotcom Holdings Seven LLC	Delaware
WPP Dotcom Holdings Seventeen LLC	Delaware
WPP Dotcom Holdings Six LLC	Delaware
WPP Dotcom Holdings Sixteen LLC	Delaware
WPP Dotcom Holdings Ten LLC	Delaware
WPP Dotcom Holdings Thirteen LLC	Delaware
WPP Dotcom Holdings Three LLC	Delaware
WPP Dotcom Holdings Twelve LLC	Delaware
WPP Dotcom Holdings Twenty LLC	Delaware
WPP Dotcom Holdings Twenty One LLC	Delaware
WPP Dotcom Holdings Twenty Two LLC	Delaware
WPP Dotcom Holdings Two LLC	Delaware
WPP Finance Square LLC	Delaware
WPP Finance USA Corporation	Delaware
WPP Group Holdings, Corp.	Delaware
WPP Group Management Inc.	Delaware
WPP Group MTV III Holding LLC	Delaware
WPP Group U.S. Finance Corp.	Delaware
WPP Group US Investments Inc	Delaware
WPP Group USA Inc	Delaware
WPP Group USA Square	Delaware
WPP Group USA Square 2003 Inc	Delaware
WPP Group USA Square 2004, Inc.	Delaware
WPP Group USA, Inc.	Delaware
WPP IH 2001 Inc	Delaware
WPP IH Six Inc	Delaware
WPP IH Two Inc	Delaware
WPP International Holdings 2	Delaware
WPP International Holdings 6	Delaware
WPP International Holdings, Inc.	Delaware
WPP Luxembourg Square LLC	Delaware
WPP MBC Holdings Inc	Delaware
WPP Properties	Delaware
WPP Properties ( F/K/A Y & R Properties Inc. )	Delaware
WPP US Finances Holdings Corp	Delaware
WPP US Holdings Inc.	Delaware
WPPIH 2001, Inc.	Delaware
WPPIH Six, Inc.	Delaware
WPPIH Two, Inc.	Delaware
Wunderman Media LLC	Delaware
Wunderman Worldwide LLC	Delaware
XM LLC	Delaware
Y & R Asia Holdings Inc,	Delaware
Y & R Far East Holdings	Delaware
Y & R Latin American Holding Co.	Delaware
Y&R Asia Holdings Inc	Delaware
Y&R Inc	Delaware
Y&R Latin American Holdings Co.	Delaware
Y&R Partner Three LLC	Delaware
Y&R Properties Holdings One LLC	Delaware
Y&R Properties Inc	Delaware
Y&R Real Estate Inc	Delaware
Y&R SNC Holdings 1 LLC	Delaware
Y&R SNC Holdings 11 LLC	Delaware
York Merger Square 2003	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
York Merger Square 2004 Corp.	Delaware
York Merger Square 2004 Inc	Delaware
York Merger Square Corp	Delaware
Young & Rubicam Inc.	Delaware
Young & Rubicam Services Inc	Delaware
Ziment Group, Inc.	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
NON-US
141 Bonta S.A.	Argentina
Action Line de Argentina S.A.	Argentina
Ad Selective SA	Argentina
AHDL S.A. (fka Ricardo De Luca Publicidad S.A.)	Argentina
Bates Integrated Communications SA	Argentina
Conquest Argentina S.A.	Argentina
Great Spot! Films S.A.	Argentina
Grey Argentina S. A.	Argentina
Grey Direct S.A.	Argentina
Grey Interactive S.A.	Argentina
Hill & Knowlton Argentina S.A.	Argentina
Ignis S.A. (fka ZMS S.A.)	Argentina
J Walter Thompson Argentina S.A.	Argentina
JWT S.A.	Argentina
Mindshare Argentina S.A.	Argentina
Ogilvy & Mather Argentina S.A.	Argentina
Red Cell S.A.	Argentina
Santo Buenos Aires S.A	Argentina
The Media Edge SA	Argentina
Thompson Connect Worldwide S.A (fka JW Thompson S.A)	Argentina
Tsubcero S.A.	Argentina
Wunderman Cato Johnson S.A.	Argentina
Y&R Inversiones Publicitarias S.A.	Argentina
Young & Rubicam SA	Argentina
ZMS SA	Argentina
Burson-Marsteller S.A	Argentina
Added Value Australia Pty Ltd	Australia
Adswan Pty Ltd	Australia
AGB NMR Pty Ltd (ATR Australia Pty Ltd)	Australia
Batey Kazoo Communications Pty Ltd	Australia
Beyond Interactive Pty. Ltd.	Australia
Big Island International PTY Ltd	Australia
Black Book Nominees (Sydney) Pty Ltd	Australia
Black Book Nominees Pty Ltd	Australia
Blackbook Holdings Pty Ltd	Australia
Brand Dialogue Pty Ltd	Australia
Burson-Marsteller Pty Ltd	Australia
Candle Lit Films Pty Ltd	Australia
Carl Byoir Associates Australia Pty Ltd	Australia
Chameleon Digital Systems Pty	Australia
Chlorine Pty Ltd	Australia
CIA Australia Pty Ltd	Australia
Collins Thomas Cullen Pty Ltd	Australia
CommonHealth Australia Pty Ltd	Australia
Cordiant Communications Group Australia Pty Ltd	Australia
Corpedge Pty Ltd	Australia

NAME	JURISDICTION UNDER WHICH ORGANIZED
Creative Marketing Group Pty. Ltd.	Australia
Cudex Pty Ltd	Australia
Daipro Pty. Ltd.	Australia
Dialog Marketing Communications Pty Ltd (D)	Australia
Enterprise IG Australia Pty Ltd	Australia
Enterprise IG Pty Ltd (Perth)	Australia
Esaratoga Pty Ltd	Australia
Ethnic Communications Pty Ltd	Australia
EWA Heidelberg Pty Ltd P/L	Australia
Expanded Investments (W/A) Pty Ltd	Australia
Financial and Management Services Pty Ltd	Australia
Fudge Group Pty Ltd	Australia
G2 Pty Ltd (fka Grey Direct Pty Ltd)	Australia
Gasworks Pty Ltd	Australia
GCI Group Australia Pty Ltd.	Australia
Glendinning Management Consultants Australia Pty Ltd	Australia
Global Virtual Studio Pty. Ltd.	Australia
Grey & Murray Evans Pty. Ltd.	Australia
Grey Advertising (Victoria) Pty Ltd.	Australia
Grey Advertising Australia Pty Ltd	Australia
Grey Advertising Canberra Pty Ltd	Australia
Grey Advertising Canberra Unit Trust	Australia
Grey Australia New Zealand Pty. Ltd.	Australia
Grey Global Group Australia Pty. Ltd.	Australia
Grey Healthcare Pty. Ltd.	Australia
Grey Healthcare Unit Trust	Australia
Grey Interactive Pty. Ltd.	Australia
Grey Services Unit Trust	Australia
Grey Worldwide Canberra Pty. Ltd.	Australia
Grey Worldwide Pty. Ltd.	Australia
Grey3 Pty Ltd	Australia
Hill & Knowlton Australia Pty Ltd	Australia
HMA Blaze PTY Ltd	Australia
Impact Employee Communications Pty Ltd	Australia
Interface Advertising Pty Ltd	Australia
J Walter Thompson Australia Pty Ltd	Australia
JWT Specialized Communications Pty	Australia
Lancashire Blenheim Design Group Pty. Ltd.	Australia
Landor Associates Pty Ltd	Australia
Lightspeed Research Australia Pty Ltd	Australia
M Media Group Pty Ltd	Australia
Marketing Communications Holdings Australia Pty Ltd	Australia
Mattingly & Partners Group Pty Ltd (fka Monahan Dayman Adams (Gold Coast) Pty Ltd	Australia
Maxx Marketing Pty Ltd	Australia
MB Kidseen Pty Ltd	Australia
MediaCompete Pty Ltd.	Australia
Mediaedge:cia Pty Ltd	Australia
Mindshare Pty Ltd	Australia
Monahan Dayman Adams (Gold Coast) Pty Ltd	Australia
Ogilvy Healthworld Pty Ltd	Australia
Ogilvy Public Relations Worldwide Pty Ltd	Australia
Patts Consulting PTY Ltd	Australia
Phase V Pty Ltd.	Australia
Plush Films Pty Ltd	Australia
Premier Automotive Advertising Pty Ltd	Australia

NAME	JURISDICTION UNDER WHICH ORGANIZED
PRISM Team Australia Pty Ltd	Australia
Professional Public Relations PTY Ltd	Australia
Research International Australia Pty Ltd	Australia
Salespoint Pty Ltd	Australia
Singleton Ogilvy & Mather Melbourne Pty Ltd	Australia
Sizwe Investments Pty Ltd	Australia
Solutions Marketing Pty Ltd	Australia
Strategic Horizons Pty Ltd	Australia
STW Media Services Pty Ltd	Australia
Sudler & Hennessey Australia Pty Ltd	Australia
The Added Value Group Pty Ltd	Australia
The Campaign Palace (Melbourne) Unit Trust	Australia
The Campaign Palace (Sydney) Unit Trust	Australia
The Campaign Palace Red Cell Pty Ltd	Australia
The Communications Group Holdings Pty Ltd	Australia
The Initiatives Group Pty Ltd	Australia
The Media Palace PTY Ltd	Australia
The Media:edge Pty Ltd	Australia
Total Media Advertising Pty Ltd	Australia
Total Media Australia Pty Ltd	Australia
Total Media Unit Trust	Australia
WhizzbangArt (NSW) Pty. Ltd.	Australia
WhizzbangArt Pty. Ltd.	Australia
WPP Holdings (Australia) Pty Ltd	Australia
Wunderman Automotive Pty Ltd	Australia
Wunderman Pty Ltd (fka WCJ Holdings Pty Ltd)	Australia
Y&R Mattingly Pty Ltd	Australia
Y&R Pty Ltd	Australia
Young & Rubicam Group Pty Ltd	Australia
Young & Rubicam Sydney Pty Ltd	Australia
141 Austria Werbeagentur GmbH	Austria
AHA Puttner Red Cell Werbeagentur GMBH	Austria
Barci & Partner Werseagentur GmbH	Austria
Barci Y&R (fka Young & Rubicam Vienna Werbegesellschaft mbH)	Austria
DavidO Werbeagentur GmbH	Austria
Design Direct Realisierung von innovativen Kommunikationsideen GmbH	Austria
Grey Worldwide Austria GmbH	Austria
JWT Eastern Europe Marketing GmbH	Austria
JWT Wien Werbeangentur Gesellschaft mbH	Austria
Magic Moments Wien	Austria
MediaCom GMBH Vienna	Austria
Mediaedge:cia GmbH	Austria
Mindshare the O&M/JWT media consulting company GmbH & Co Nfg. KG	Austria
Ogilvy & Mather CIS Media Services GmbH	Austria
Ogilvy & Mather GmbH	Austria
Ogilvy & Mather Media Services GmbH	Austria
Ogilvy & Mather Media Services GmbH & Co. KG	Austria
Ogilvy & Mather, Spectra GmbH	Austria
Ogilvy Interactive Worldwide Multimedia Beratung GmbH	Austria
Ogilvy Promotions GmbH	Austria
J. Walter Thompson Middle East and North Africa E.C.	Bahrain
MindShare Bahrain Holding	Bahrain
TMI/JWT Beirut	Beirut
AGB NMR SPRL (AGB Soft Benelux SPRL)	Belgium
Bialek & Partners S.A. (ex Red Cell S.A.)	Belgium
Burson-Marsteller SA	Belgium

NAME	JURISDICTION UNDER WHICH ORGANIZED
Dorland & Grey S.A.	Belgium
Eurosem Belgium S.A	Belgium
Friday Communications SA	Belgium
GCI Belgium SA	Belgium
Geoffrey Holdings SA	Belgium
Grey Holding S.A.	Belgium
Hill & Knowlton International Belgium S.A.	Belgium
Insight:Out S.A.	Belgium
J Walter Thompson SA	Belgium
LDV United NV	Belgium
Media+ S.A.	Belgium
Mediaedge CIA SA	Belgium
Mindshare S.A.	Belgium
Ogilvy & Mather S.A.	Belgium
Ogilvy Healthcare Belgium SA	Belgium
Ogilvy Public Relations Worldwide S.A.	Belgium
OgilvyOne Worldwide SA	Belgium
Production Plus S.A	Belgium
Research International S.A.	Belgium
Space S.A	Belgium
Sudler & Hennessey Belgium S.A.	Belgium
Thompson Connect S.A.	Belgium
WPP Group Services SNC	Belgium
Wunderman S.A.	Belgium
Young & Rubicam Belgium SPRL	Belgium
Marketing Services Risk Surety Ltd	Bermuda
J Walter Thompson Bolivia S.A.	Bolivia
10B Propaganda Ltda	Brazil
141 Brasil Comunicacao Ltda	Brazil
Açao Produçoes Graficas e Electronicas Ltda	Brazil
Action Line Telemarketing do Brasil Ltda	Brazil
Bates Latin America Finance Ltda.	Brazil
Bates Latin America Holdings Ltda.	Brazil
Bates Propaganda e Produçoes Ltda.	Brazil
Burson Marsteller Ltda	Brazil
CBBA Propaganda Ltda	Brazil
Denison Brasil Publicidade Ltda	Brazil
Energia, Young & Rubicam Brasil Ltda	Brazil
G2.Grey Comunicaçao e Marketing Ltda. (fka Alfaiataria de Marketing Ltda)	Brazil
Grey Interactive Ltda	Brazil
Grey Zest Direct Marketing e Publicidade Ltda	Brazil
Hill & Knowlton Brasil Ltda	Brazil
Hill & Knowlton do Brasil - Communicaçao Integrada Ltda	Brazil
J Walter Thompson Publicidade Ltda	Brazil
Marketdata Solutions Brasil Ltda	Brazil
Marsteller Ltda	Brazil
Master Publicidade SA	Brazil
MatosGrey Comunicaçao Ltda. (fka Grey Brasil Ltda.)	Brazil
Millward Brown do Brasil Ltda	Brazil
Newcomm Holdings Ltda	Brazil
Newcomm Participaçoes e Investimentos S.A.	Brazil
Newdesign Participaçoes Ltda.	Brazil
Ogilvy & Mather Brasil Comunicacao Ltda	Brazil
OgilvyOne Worldwide Brasil Comunicaçao Ltda.	Brazil
One Publicidade Ltda. (fka One Four One Brasil Ltda.)	Brazil
Research International Brasil Consultoria e Analise De Mercado Ltda	Brazil
RMG Connect Comunicacao Ltda	Brazil

NAME	JURISDICTION UNDER WHICH ORGANIZED
ST Marketing Ltda.	Brazil
Tribeca Propaganda Publicidado e Participacoes Ltda	Brazil
WPP (Curitiba) Participaçoes Ltda. (fka JWT (Curtiba) Ltda.)	Brazil
WPP (Porto Alegre) Participaçoes Ltda. (fka J Walter Thompson Porto Alegre S/C)	Brazil
WPP do Brasil Participaçoes Ltda	Brazil
Wunderman Brasil Communicacoes Ltda	Brazil
Y&R Propaganda Ltda. (fka Newcomm Bates Comunicaçao Integrada Ltda.)	Brazil
Young & Rubicam Comunicaçoes Ltda	Brazil
AGB Bulgaria Ltd	Bulgaria
Grey Sofia EOOD	Bulgaria
OgilvyOne EOOD	Bulgaria
Media Discovery Ltd	BVI
141 (Cambodia) Ltd	Cambodia
Bates Cambodia Ltd	Cambodia
Zenith Media (Cambodia) Ltd	Cambodia
4098943 Canada Inc	Canada
APCO Canada Ltd	Canada
Bates Canada Inc	Canada
Blouin Collombe Dube Thompson Company Ltd	Canada
Campbell Mithun Esty Adv. Ltd	Canada
CNC Communications Inc	Canada
Compaigne JWT Quebec Ltd	Canada
DRS Insight Group	Canada
Enterprise Advertising Associates Ltd	Canada
GCI Communications Inc	Canada
Go Direct Marketing Inc	Canada
Goldfarb Consultants (Quebec) Ltd	Canada
Goldfarb Consultants Ltd	Canada
Goldfarb Webster Public Affairs	Canada
Grey Advertising (Vancouver) Ltd.	Canada
Grey Advertising Ltd	Canada
Healthworld Canada Ltd	Canada
Hill & Knowlton Quebec ltee	Canada
Legendre Lubawain GoldFarb Inc	Canada
Market Driven Quality Inc (dba DRS Insight Group)	Canada
Marketforce Communications Inc	Canada
Marketing Communication Group Inc. (fka 1574338 Ontario Inc.)	Canada
Master Communications Corporation of Canada	Canada
Media Buying Company (Ontario Partnership)	Canada
Mediacom Canada Ltd	Canada
Mediacom Worldwide Canada Ltd	Canada
Millward Brown Canada Inc	Canada
Ogilvy & Mather (Canada) Ltd	Canada
OgilvyOne Worldwide Ltd	Canada
On-Line Media Inc	Canada
Phase V (Grey Healthcare)	Canada
Response Media Inc	Canada
Spafax Canada Inc	Canada
Tactical Consultanta Inc	Canada
The Meadow Wood Communication Group Inc	Canada
The Media Company	Canada
The Young & Rubicam Group of Companies Ltd	Canada
WPP Group Canada Communications Ltd	Canada
WPP Group Canada Finance	Canada

NAME	JURISDICTION UNDER WHICH ORGANIZED
Y&R Canada Investments (Partnerships)	Canada
Adventures Ventures Ltd	Cayman Islands
Rigel Ventures Ltd	Cayman Islands
Actionline Chile S.A.	Chile
ADN S.A de Publicidad	Chile
Asesorias Prism Chile Limitada	Chile
Bates & Partners Publicidad S.A.	Chile
Conquest Asesorias Chile S.A.	Chile
Design Direct Chile SA	Chile
Energia Young & Rubicam SA	Chile
Enterprise SAC	Chile
Estrategia Integral de Communicaciones SA (“EIC”)	Chile
G2 Chile S.A.	Chile
Hill & Knowlton Captiva SA	Chile
Inversiones CI SA	Chile
Inversiones Y&R Chile Ltda	Chile
J Walter Thompson Chilena SAC	Chile
Media Edge Comunicaciones Chile Limitada	Chile
Mediacom S.A.	Chile
Mindshare Chile S.A.C	Chile
Ogilvily & Mather Chile S.A.(fka Northcote & Asociados SA)	Chile
OgilvilyOne Chile SA (fka Northcote Ogilvy Marketing Directo SA)	Chile
Ogilvy Interactive Chile SA	Chile
Prime Media SA	Chile
Prolam Young & Rubicam SA	Chile
Tropa Grey S.a.	Chile
Beijing Ogilvy & Mather Interactive Marketing Co. Ltd	China
Brandone Ltd	China
Bridge/J.Walter Thompson Advertising Co. Ltd.	China
Burson Marsteller (Guangdong) Public Relations Co. Ltd	China
Cohn & Wolfe Marketing Communications Consulting (Shanghai) Co Ltd	China
Dentsu Young & Rubicam Advertising Company Ltd	China
Enterprise IG	China
Hill & Knowlton China Public Relations Co Ltd	China
H-Line Public Relations Co. Ltd	China
Oracle Added Value Market Research Company Limited	China
Promotional Campaigns Ltd	China
RMG Regional Marketing Group Ltd	China
Shanghai Ogilvy & Mather Advertising Ltd	China
Shanghai Ogilvy & Mather Marketing Consultants Ltd	China
Energia Y&R Ltda (fka ADD Colombia SA)	Colombia
Grey Synchronised Partners Ltda.	Colombia
J. Walter Thompson Colombia Ltda	Colombia
Mediaedge Cia Ltda (fka The Media Edge Ltda)	Colombia
Millward Brown Colombia Ltda	Colombia
MindShare de Colombia Ltda	Colombia
Ogilvy & Mather S.A. (fka Centrum Ogilvy & Mather SA)	Colombia
REP Grey Worldwide S.A.	Colombia
Studiocom.com Inc	Colombia
TSG Colombia Ltda	Colombia
Wunderman Ltda	Colombia
Young & Rubicam Brands Ltda (fka Y&R Colombia SA)	Colombia
J Walter Thompson SA	Costa Rica
Moderna Noble e Associados	Costa Rica
Grey Zagreb	Croatia
Millward Brown Croatia LLC	Croatia

NAME	JURISDICTION UNDER WHICH ORGANIZED
Pelerdon Holdings Ltd	Cyprus
Bates Praha SR	Czech Republic
Barcia & Partener Praha sro	Czech republic
Benefity A.S.	Czech Republic
Bi Praha Sro / Red Cell	Czech republic
CGI Praha	Czech republic
CIA Czech Republic SRO	Czech Republic
Design Direct Sro	Czech Republic
Grey Praha	Czech republic
Group M sro	Czech Republic
Hanibal Praha Sro	Czech Republic
Inter Screen SRO	Czech Republic
Intercom Praha	Czech Republic
Mediaedge:ciao sro	Czech republic
Millward Brown Czech Republic Sro	Czech Republic
MindShare Sro	Czech Republic
Ogilvy & Mather Brno sro	Czech Republic
Ogilvy & Mather spol s.r.o.	Czech Republic
Ogilvy Public Relations Sro	Czech Republic
OgilvyOne AS	Czech Republic
Rmg:connect sro	Czech Republic
The Media Edge Praha (fka Mediapolis Prague	Czech Republic
Thompson Connect sro	Czech Republic
WCJ s.r.o.	Czech Republic
Wunderman Cato Johnson s.r.o.	Czech Republic
Wunderman sro	Czech republic
Young & Rubicam Praha s.r.o.	Czech Republic
ABC Public Relations SA	Denmark
ADV As	Denmark
Balls Production A/S	Denmark
Bates AS	Denmark
Bates Redcell AS	Denmark
BBC & W A/S	Denmark
Brand Allignment Enterprise IG Denmark A/S	Denmark
CIA Denmark AS	Denmark
CIA Interactive Denmark AS	Denmark
First Identify Team Communication House Helsingborg APS	Denmark
Fitch Arhus APS	Denmark
Fitch Kobebhaun AS	Denmark
Grey Global Group Denmark A/S	Denmark
Grey Global Group Nordic ApS	Denmark
Grey Kobenhavn A/S	Denmark
IDE Repro APS	Denmark
Idea Import APS	Denmark
MEC: Sponsorship ApS	Denmark
MediaCom Danmark A/S	Denmark
Mediacom Nordic Group A/S (fka Dot Zero Holding A/S: ETP Holding A/S)	Denmark
Mediaedge:CIA Denmark AS	Denmark
New Age Reklame AS	Denmark
Norgard Mikkelsen Reklamebureau AS	Denmark
Ogvily & Mather Denmark A.S.	Denmark
One Four One Denmark I/S	Denmark
Reklamedia A.S.	Denmark
Signal Digital A/S	Denmark
WPP Equity Germany A/S	Denmark
WPP Holding Denmark A/S	Denmark

NAME	JURISDICTION UNDER WHICH ORGANIZED
Y&R Denmark Group A/S	Denmark
Y&R Denmark Holdings II APS	Denmark
J.Walter Thompson Dominicana S.A. (fka Thompson Aife MFP S.A.)	Dominican Republic
OgilvyOne Worldwide Ltd	Dublin
IBOPE Time del Ecuador S.A.	Ecuador
Tihama Al Mona International Egypt Ltd	Egypt
141 Red Cell Ltd	Eire
Bates Ireland (Advertising) Ltd	Eire
Bates Ireland Advertising Group Ltd	Eire
Drumgoff Holdings Ltd	Eire
EWA Ireland Ltd	Eire
Hunter Production (Dublin) Ltd	Eire
Imagecom Graphics Ltd	Eire
Pembroke Publicity Ltd	Eire
Poster Plan Ltd	Eire
J Walter Thompson S.A. de C.V.	El Salvador
141 Blue Skies Ltd	England
4D Communications Ltd	England
85FOUR LIMITED	England
Added Value Group Holdings Ltd	England
Added Value Group Ltd	England
Addison Corporate Marketing Ltd	England
Addison Investments Ltd	England
Allan Burrows Ltd	England
Alton Wire Products Ltd	England
Ambassador Square	England
APCO UK Ltd	England
Artwork Ltd	England
Asset Marketing Ltd	England
Astley Promotion Co Ltd	England
Atlas Advertising Ltd	England
Automotive Marketing Ltd	England
B1 Media Ltd	England
B1.com Ltd	England
Bamber Forsyth Ltd	England
Banner Corporation plc	England
Banner McBride Ltd	England
Banner Public Relations Ltd	England
Bates Communications Ltd	England
Bates Europe Ltd	England
Bates Healthcom Ltd	England
Bates Integrated Communications Ltd	England
Bates Overseas Holdings Ltd	England
Bates UK Ltd	England
BDG Environments Ltd	England
BDG MCCOLL LIMITED	England
BDG Scotland Ltd	England
BDGWORKFUTURES LIMITED	England
Beaumont Bennett Ltd.	England
Beaumont Square	England
Belgrave Square	England
Beyond Interactive UK Ltd	England
Beyond Interactive-London	England
BJK&E Holdings Ltd	England
Black Cat Direct Ltd	England
Black Cat RMG Connect Ltd	England
Blanc & Otus (UK) Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
Blue Logic Consulting Ltd	England
BMRB Customer Satisfaction Ltd	England
BMRB Customer Satisfaction Measurements Ltd	England
BMRB Limited	England
Bone Studio Ltd	England
Brand Ambition Ltd	England
Brand Dating Ltd	England
Brand Palace Ltd	England
Brilliant Books Ltd	England
British Market Research Bureau Ltd	England
British Marketing & Distribution Co Ltd	England
Buchanan Communications Ltd	England
Bulletin Int UK Ltd	England
Bulletin International Ltd	England
Burson-Marsteller (UK) Ltd	England
Burson-Marsteller Ltd	England
Business Design Group Management Services	England
Business Design Group McColl Ltd	England
Business Installations Ltd	England
Business Interiors Ltd	England
Business Planning & Research Ltd	England
C & D (Holdings) Ltd	England
Campaign Planning Ltd	England
Carl Byoir (UK) Ltd	England
CCG.XM (UK) Ltd	England
CCG.XM Holdings Ltd	England
Chapter & Verse Ltd	England
Cheetham Bell JWT Ltd	England
Chelsea Market Research Ltd.	England
CIA Direct Ltd	England
CIA Media Solutions Ltd	England
CIA Medianetwork Ireland Holdings Ltd	England
CIA UK Ltd	England
Cision Ltd	England
City & Corporate Counsel Ltd	England
Clarion Communications (Corporate PR) Ltd	England
Clarion Communications (PR) Ltd	England
Clever Group Ltd	England
CLEVER MEDIA PRODUCTIONS LTD	England
Clinic Productions Ltd	England
Clockwork Capital Ltd	England
Cockpit Holdings Ltd	England
Cockpit Two Ltd	England
Cohn & Wolfe Ltd	England
Coley Porter Bell Ltd	England
Coley Porter Bell Services	England
Colwood Healthworld Ltd	England
Commodore Media Services Ltd	England
Commodore Production Ltd	England
Communique Public Relations Ltd	England
Conference Technical Facilities Ltd	England
Connect Five Ltd	England
Connect One Ltd	England
Connect Six Ltd	England
Conquest Creative Services Ltd	England
Conquest Europe (UK) Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
Conquest Media Ltd	England
Cordiant Comm Group Trustrees Ltd	England
Cordiant Communications Group Ltd	England
Cordiant Group Ltd	England
Cordiant Overseas Holdings Ltd	England
Cordiant Pension Trustee Company Ltd	England
Cordiant Property Holdings Ltd	England
Corporate Vision Ltd	England
Creative Services Unit Ltd	England
Creative Services Unit Management Services	England
Creative Strategy Ltd	England
Credit Call Research Ltd	England
Critical Contact Consulting Ltd	England
Darwin Grey Ltd	England
Dataset Marlborough Design Ltd	England
DCMA Ltd	England
Deckchair Studio Ltd	England
Dialogue Marketing Partnership Ltd	England
Dickens Square	England
Digital Artwork & Reprographic Technology Ltd	England
Digital@JWT Ltd	England
Directcom Ltd	England
DirectMedia Com Ltd	England
Doner Grey International Ltd	England
Dovetail Contract Furniture Ltd	England
Dr Puttner & Bates Ltd	England
Drum Venture Communication Ltd	England
Eaton Square Ltd	England
Ecumedia Ltd.	England
Effective Sales Personnel Ltd	England
Enduring Organisation	England
Enduring Organisation Three	England
Enduring Organisation Two	England
Enterprise IG Experience Ltd	England
Enterprise IG Ltd	England
Enterprise IG UK Ltd	England
Enterprise IG Worldwide Ltd	England
Enterprisebabe Ltd	England
EuroClearing Ltd	England
European Market Research Bureau Ltd	England
EWA Ltd	England
EWA Services	England
FAST4WD OGILVY LIMITED	England
Finsbury Ltd	England
Finsbury.com Ltd	England
First Music Ltd	England
Fitch Consultancy Services Ltd	England
Fitch Design Consultants Ltd	England
Fitch International Ltd	England
Fitch Ltd	England
Fitch Worldwide Ltd	England
Fitch: Qatar Ltd	England
Flamingo Perspectives Ltd	England
Flexible Organisation	England
Forecast Research International Ltd	England
Forsters Shelfco 50 Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
Forward Data Management Ltd	England
Forward Ltd	England
Forward Publishing Agency Ltd	England
Forward Publishing Ltd	England
Foster Turner & Benison Ltd	England
G2 Agency Ltd (formerly GI Data Ltd)	England
Garrott Dorland Crawford Holdings Ltd	England
GCI Digital Communications Ltd (formerly Grey (LNB) Ltd)	England
GCI Group Ltd.	England
GCI Healthcare Ltd.	England
GCI Jane Howard Ltd	England
GCI London Ltd	England
GEOMETRY BRAND CONSULTING LIMITED	England
Glendinning Management Consultants Ltd	England
Goldfarb Consultants UK Ltd	England
Goldfarb Focus Ltd	England
Good Technology Ltd	England
Greaves Hall Ltd	England
Grey London Ltd.	England
Grey Advertising Ltd.	England
Grey Communications Group Ltd	England
Grey Desire Ltd	England
Grey Direct Ltd.	England
Grey Entertainment & Media Ltd.	England
Grey Europe Ltd.	England
Grey GB Ltd.	England
Grey Global Group UK Ltd	England
Grey Group Services Ltd	England
Grey Healthcare London Ltd	England
Grey Interactive Europe Ltd	England
Grey Interactive Services Ltd	England
Grey London Ltd	England
Grey Midlands Ltd.	England
Grey Network Ltd.	England
Grey North Ltd.	England
Grey NT Ltd	England
Grey PTK	England
Grey Technology Services Ltd.	England
GREY WORLDWIDE LIMITED	England
GreyCom Ltd.	England
Group M Ltd	England
H&K UK Services CO	England
Harrison Human Bates Ltd	England
Headcount Worldwide Field Marketing Ltd	England
Headlight Vision Ltd	England
Healthworld Holdings Ltd	England
Healthworld UK Holdings Ltd	England
Healthworld UK Ltd	England
Healthy People Ltd	England
Henley Centre Research Consultants Ltd	England
Henley Marketing Dynamics International Ltd	England
Hereford Telecommunications Ltd	England
Hill & Knowlton CIS Ltd	England
Hill & Knowlton Ltd	England
Hilton Advertising Ltd.	England
Hive Management Services Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
Horizon Video Ltd	England
HP:ICM Ltd	England
Icomms Media Group Ltd	England
Icon Brand Navigation UK Ltd	England
Icon Holdings (UK) Ltd	England
Incline Media Ltd	England
Information Design Unit Ltd	England
Intact Ltd	England
International Market Research Bureau Ltd	England
International Presentations Ltd	England
Interstar Holdings Ltd	England
i-syt Ltd	England
J Walter Thompson Trustees Ltd	England
J Walter Thompson UK Holdings Ltd	England
JWT Specialized Communications Ltd	England
JWT Sportnet Ltd	England
Key Lead Ltd	England
Kinetic Worldwide Group Ltd	England
Kingsway Media Services Ltd	England
Knowledge Refinery Ltd	England
Lambie-Nairn & Company Ltd	England
Landor Associates/Europe PLC	England
LEE DESIGN SERVICES LIMITED	England
Lighthouse Holdings (UK) Ltd	England
Lightspeed Research Ltd	England
Line Exchange Ltd	England
M for Media Ltd	England
Management Ventures Europe Ltd	England
Mando Corporation Ltd	England
Mando Handling Ltd	England
Mando Insurance Services	England
Mando Marketing Services	England
Market Research Bureau Group Limied	England
Marketing & Shopping Services Ltd	England
Marplan Ltd	England
Marsteller Advertising Ltd	England
Mass-Observation (UK) Ltd	England
Mass-Observation Ltd	England
Matthew Poppy Advertising Ltd	England
Maxus Communications Ltd	England
MCA Communications Ltd	England
MCA Live Ltd	England
MDS-WE Ltd	England
Media Insight Ltd	England
Media Insight/Outdoor Ltd	England
Media Solutions Group	England
Mediacom Scotland Ltd (formerly MediaCom Scotland TMB Ltd)	England
MediaCom Group (formerly The Media Business Group plc) Ltd	England
MediaCom Holdings Ltd (formerly MediaCom TMBG Ltd)	England
Mediacom North Ltd	England
MediaCom UK Ltd (formerly The Media Business Ltd)	England
Mediaedge:CIA (UK) Holdings Ltd	England
Mediaedge:CIA (UK) Ltd	England
Mediaedge:CIA International Ltd	England
Mediaedge:CIA Worldwide Ltd (fka CIA Europe Holdings Ltd)	England
Mediahead Communications Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
Medical Research Ltd	England
Mellors Reay & Partners Ltd.	England
Metro Broadcast Ltd	England
Metro CCTV Ltd	England
Metro Ecosse Ltd	England
MetroAnglia Ltd	England
Metro-G-Force	England
Metrovideo Ltd	England
Milburn Finance Ltd	England
Millward Brown Market Research Ltd	England
Millward Brown Precis Ltd	England
Millward Brown UK Ltd	England
Milton Marketing Ltd	England
Milton Marketing Group Ltd	England
Milton Public Relations Ltd	England
Mind Over Media Ltd.	England
Mindshare 3 Ltd	England
Mindshare Media UK Ltd	England
Mindshare Media Worldwide Ltd	England
MJM Creative Services UK Ltd	England
MMG (Europe) Ltd	England
Mone Ltd	England
Moonraid Ltd	England
Mortimer Square Ltd	England
MRB Group Ltd	England
MRB Research Group Ltd	England
MRB Research Ltd	England
Netcoms Europe Ltd	England
Newcrosse Ltd	England
North Kent Plastic Cages Ltd	England
Nylon Marketing Communications Ltd	England
O&M Europe Ltd	England
Oakley Young Associates Ltd	England
Oakley Young Services Company	England
Ogilvy & Mather Advertising Ltd	England
Ogilvy & Mather Direct Ltd	England
Ogilvy & Mather Ltd	England
Ogilvy & Mather Partners Ltd	England
Ogilvy & Mather Public Relations Ltd	England
Ogilvy Adams & Rhinehart Limited	England
Ogilvy Consulting Ltd	England
Ogilvy Healthworld Advertising	England
OGILVY HEALTHWORLD UK LTD	England
Ogilvy Interactive Ltd	England
Ogilvy Media Centre Ltd	England
Ogilvy Primary Contact Ltd	England
Ogilvy Public Relations Worldwide Limited	England
OgilvyOne Connections Group Ltd	England
OgilvyOne Dataconsult Ltd	England
OgilvyOne Dataservices Ltd	England
OgilvyOne Ltd	England
OgilvyOne Management Services	England
OgilvyOne Teleservices Ltd	England
OgilvyOne Worldwide Ltd	England
OHAL Ltd	England
Olog-e Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
Optitech Ltd	England
Outdoor Focus Ltd	England
Outdoor MediaCom Ltd	England
Outrider Ltd	England
Park Human Resources Ltd	England
PCI Fitch Limited	England
PCI Live Ltd	England
PDM Communications Ltd	England
Peacock Services Ltd	England
Permanent Organisation	England
Permanent Organisation Two	England
Pfour Consultancy Limited	England
PHASE V COMMUNICATIONS LIMITED	England
Piranhakid Communications Ltd	England
POA Holdings Ltd	England
Portland Outdoor Advertising Ltd	England
Poster Publicity Group Ltd	England
Poster Sites Management Ltd	England
Precis (567) Ltd	England
Premier Consultants Ltd	England
Premier Group Holdings Ltd	England
Premier Management Ltd	England
Premier Recruitment Ltd	England
Premier Sponsorship Marketing Ltd	England
Premiere Elite Ltd	England
Premiere Licensing Ltd	England
Premiere Television Ltd	England
Primary Contact Services	England
Prime Ads International Ltd	England
Print Management Ltd	England
PRISM Ltd	England
Promotional Games Ltd	England
Promotional Studios Ltd	England
Prophaven Ltd	England
Propose Two Ltd	England
PSD Associates Ltd	England
QCI Assessment Ltd	England
QRU Ltd	England
Radclose Ltd	England
Rainey Kelly Cambell Roalfe Trustees Ltd	England
Rainey Kelly Campbell Roalfe Ltd	England
Readysquare Ltd	England
Readysquaretwo Ltd	England
Real Substance Ltd	England
Red Cell Scotland Ltd	England
Reearch Bureau (Research Int) Ltd	England
Refrigeration (Bournemouth) Ltd	England
Research Bureau Ltd	England
Research International Group Ltd	England
Research International Ltd	England
Research International Medical Ltd	England
Research International New York Ltd	England
Research International Qualitative Consultant Ltd	England
Research International Specialist Units Ltd	England
Research Resources Ltd	England
RIUK	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
RMG : Black Cat Ltd	England
RMG Connect Ltd	England
RMS Instore Ltd	England
ROCQM Ltd	England
RSMB Television Research Ltd	England
RWG Ltd	England
Sadek Wynberg Millward Brown Ltd	England
Samson Tyrell Corporate Marketing Ltd	England
Shire Health PR Ltd	England
Showcase Placements (UK) Ltd	England
Sirius Holdings	England
SJS Management Services Ltd	England
Smith & Jones Communications Company Ltd	England
Sonic Sun Ltd	England
Space Research International Ltd	England
Spafax Airline Network Ltd	England
Sponsorcom Ltd	England
Staffordshire Holdings Ltd	England
Sterling Public Relations Ltd.	England
Stickleback Ltd	England
Strategic Action Group Ltd	England
Sudler & Hennessey Ltd	England
TBU Holdings Ltd	England
Ted Bates Holdings Ltd	England
Telebingo Ltd.	England
Telephone Interviewing Centre (UK) Ltd	England
Telephone Market Research Bureau Ltd	England
Tempest Online Marketing Ltd	England
Tempus Group Holdings Ltd	England
Tempus Group Ltd	England
Tempus Media Technologies Holdings Ltd	England
Tempus Partners Ltd	England
The Art Co. (Creative Svc.) Ltd	England
The Blue Skies Agency	England
The Brand Futures Consultancy Ltd (formerly Grey Brand Futures Ltd)	England
The Decision Shop Ltd	England
The Event Union Ltd	England
The Farm Post Production Ltd	England
The Fixed Fee Company Ltd	England
The Food Group Ltd	England
The Henley Centre for Forecasting	England
The Henley Centre Ltd	England
The Information Design Unit Ltd	England
The Jack Morton Company Ltd	England
The Kantar Group Ltd	England
The Marketing Consultancy Ltd	England
The Media Business Ltd (formerly MediaCom UK Ltd)	England
The Media Research Consultancy Ltd	England
The Ogilvy Group (Holdings) Ltd	England
The OgilvyOne Connections Group Ltd	England
The Partners (Design Consultants) Ltd	England
The Poster Business Ltd	England
The Qualitative Workshop Ltd	England
The Sponsorship Business Ltd	England
The Store Consulting Ltd	England
The Tempus Group Trust Company (1990) Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
Thistleclub Ltd	England
TonicHealth Ltd	England
Transart Educational Marketing Systems Ltd	England
Transart Multimedia Ltd	England
Transart Pharmaceutical Ltd	England
Voluntarily United Creative Agencies Ltd	England
WCJ Ltd (Dormant)	England
Wessenden Products Ltd	England
Westbourne Terrace Management Ltd	England
Westbourne Terrace Management Services Ltd	England
Wire & Plastic Products Ltd	England
Wise Conclusion	England
World Research International Ltd	England
WPP 1177 Ltd	England
WPP 1178 Ltd	England
WPP 2005 Ltd	England
WPP 2318 Ltd	England
WPP 2323 Ltd	England
WPP 2337 Ltd	England
WPP 2356 Ltd	England
WPP 2709 Ltd	England
WPP AMC Holdings	England
WPP Beans Ltd	England
WPP CAP Ltd	England
WPP Consulting Ltd	England
WPP Dotcom Holdings (eight)	England
WPP Dotcom Holdings (Eighteen)	England
WPP Dotcom Holdings (Eleven)	England
WPP Dotcom Holdings (Fifteen)	England
WPP Dotcom Holdings (Five)	England
WPP Dotcom Holdings (Four)	England
WPP Dotcom Holdings (Fourteen)	England
WPP Dotcom Holdings (Nine)	England
WPP Dotcom Holdings (Nineteen)	England
WPP Dotcom Holdings (One)	England
WPP Dotcom Holdings (Seven)	England
WPP Dotcom Holdings (Seventeen)	England
WPP Dotcom Holdings (Six)	England
WPP Dotcom Holdings (Sixteen)	England
WPP Dotcom Holdings (Ten)	England
WPP Dotcom Holdings (Thirteen)	England
WPP Dotcom Holdings (Three)	England
WPP Dotcom Holdings (Twelve)	England
WPP Dotcom Holdings (Twenty Four)	England
WPP Dotcom Holdings (Twenty)	England
WPP Dotcom Holdings (Two)	England
WPP Dutch Holdings Ltd	England
WPP Finance (UK)	England
WPP Finance Co Ltd	England
WPP Group (Nominees) Five Ltd	England
WPP Group (Nominees) Four Ltd	England
WPP Group (Nominees) Ltd	England
WPP Group (Nominees) One Ltd	England
WPP Group (Nominees) Six Ltd	England
WPP Group (Nominees) Three Ltd	England
WPP Group (Nominees) Two Ltd	England

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Group (UK) Ltd	England
WPP Group Holdings Ltd	England
WPP GUSA UK	England
WPP India Ltd	England
WPP Investments Ltd	England
WPP James Holdings Ltd	England
WPP LN Ltd	England
WPP Magic Ltd	England
WPP Marketing Communications Holdings Ltd	England
WPP Marketing Communications Spain Ltd	England
WPP Netherlands plc	England
WPP North Atlantic Ltd	England
WPP Pearls Ltd	England
WPP Phoenix Ltd	England
WPP Phoenix Two Ltd	England
WPP Predictions Ltd	England
WPP Rasor UK	England
WPP Spangle Ltd	England
WPP Sparkle Ltd	England
WPP Sparky Ltd	England
WPP Spike Ltd	England
WPP Unicorn Ltd	England
Wpp.com Ltd	England
WUNDERMAN CATO JOHNSON NOMINEES LIMITED	England
Wunderman Ltd	England
XM	England
XMSS Ltd	England
Y&R Brazilian Holdings Ltd	England
Y&R Investments	England
Y&R Pension Trustees Limited	England
Yes Solutions Ltd	England
Yes Solutions UK Ltd	England
Young & Rubicam Development (Holdings) Ltd	England
Young & Rubicam Europe Ltd	England
Young & Rubicam Group Ltd	England
Young & Rubicam Holdings UK Ltd	England
Young & Rubicam Media in Europe Ltd	England
Bates Red Cell OY	Finland
CIA Media Marketing OY	Finland
Gronroos Nyberg Oy	Finland
Hill & Knowlton Finland Oy	Finland
Maxus Communications OY	Finland
Mediaedge:CIA Finland OY	Finland
MindShare OY	Finland
Sifo Oy	FInland
Young & Rubicam Finland OY	Finland
141 France SA	France
Added Value SAS	France
AKKA SA	France
Argonautes S.A.	France
AV Co Sarl	France
Banner Media France SASU	France
Bates SAS	France
BFA-Bellanger Foucaucourt & Associes S.A.	France
Burson-Marsteller S.A.S	France
Callegari Berville Grey SA	France

NAME	JURISDICTION UNDER WHICH ORGANIZED
CB Associees S.A	France
CBA Architecture Commerciale et Design D’environnement S.A.	France
CBA Music SA	France
CBA On Line	France
Concept Consulting Group SA	France
Concertation et Communications SAS	France
Concorde Finance France S.A.S	France
Couleur Oxygene SARL	France
CT Finances S.A.	France
Design Direct S.A.S	France
Enterprise IG Paris Sarl	France
Espadon SA	France
Fieldwork RI S.A.S	France
Fitch Vendome SAS	France
GCI - Groupe Grey SA	France
Glendinning SASU	France
Grey Communications SNC	France
Grey Direct SA	France
Grey Global Group EMEA Finance S.A.S.U.	France
GREY GLOBAL GROUP France SAS	France
Grey Healthcare Paris SA	France
GREY MARKETING SERVICES SAS	France
Healthworld France SA	France
HFT SA	France
Hill & Knowlton Actis S.A.	France
Icone France S.A.	France
Impiric Interactive	France
J Walter Thompson SAS	France
Katchina PROO. SARL (France)	France
Kinetic SASU	France
Landor Associates SAS	France
Le Lab Consulting SAS	France
Les Ouvriers du Paradis United	France
Louise Holdings SAS	France
Lumiere Publicite EURL	France
Mather Communications SAS	France
Media Insight GIE	France
Mediacom Paris SA	France
Mediaedge:CIA France SAS	France
MFR Partners SA	France
MFR Strategie France	France
Millward Brown S.A.S	France
Mindshare GIE	France
Ogilvy & Mather S.A.	France
Ogilvy Canaveral S.A.S.	France
Ogilvy Healthworld	France
Ogilvy Interactive SAS	France
Ogilvy Public Relations Worldwide S.A.S	France
Ogilvy Services S.A.S	France
OgilvyOne Worldwide S.A.S.	France
OZM Group Finance S.A.	France
Peclers Paris SAS	France
Plein Papier SARL	France
Portland France SAS	France
Prism SARL	France
Pro Deo SAS	France

NAME	JURISDICTION UNDER WHICH ORGANIZED
Production 57 SARL	France
Red Cell S.A.S.	France
Relations Publiques Caroline Allain S.A.	France
Research International S.A.S	France
Rmg:connect SA	France
Steak SAS	France
Strateme SARL	France
The Media Partnership Europe S.A.	France
Thompson Connect France S.A.	France
TransGrey SAS	France
Wunderman interactive SAS	France
Wunderman SAS	France
Wunderman Tele Services EURL	France
Y&R 2.1 SAS(fka Young & Rubicam La Boutique)	France
Young & Rubicam France EURL	France
Young & Rubicam France SAS	France
Young & Rubicam Holdings SAS	France
141 Germany Wordlwide GMBH	Germany
Added Value Company GmbH	Germany
Advanced Technology Group GmbH	Germany
argonauten360 GmbH	Germany
argonauts Budapest	Germany
Atemlos GmbH	Germany
Atletico Werbeagentur GMBH	Germany
B.R. Brand Rating GmbH	Germany
Baeder Hermes GmbH	Germany
Banner Media GmbH	Germany
Bates Deutschland Holding GMBH	Germany
Bates Werbeagentur GMBH	Germany
Best of Media GmbH, Dusseldorf	Germany
Beyond Interactive (fka Mediacom Interactive)	Germany
Bit by Bit Digitales GmbH	Germany
Burson-Marsteller GmbH & Co KG	Germany
Burson-Marsteller Verwaltungs GmbH	Germany
Cohn & Wolf Relations GmbH & Co KG	Germany
Cohn und Wolf Verwaltungs GmbH	Germany
Concept Media Ges F. Planung u. Beratung mbH	Germany
Concept Media GmbH Stuttgart	Germany
Concept Media GmbH, Hamburg	Germany
Connect 21	Germany
Cordiant Holdings GMBH	Germany
cpz Ogilvy Public Relations GmbH	Germany
Design.house gmbh	Germany
Diebitz, Stoppler, Braun & Kuhlmann Werbeagentur GmbH & Co KG	Germany
Diverse Auslands Gesellschaften	Germany
Diverse inaktive Gesellschafter	Germany
Dorland Budapest	Germany
Dorland Ges. MBH (Austria)	Germany
Dorland Werbeagentur GMBH	Germany
Einszueins Handels Kommunication & Dialog GMBH	Germany
Enterprise IG Gmbh	Germany
Facts & Fiction GmbH	Germany
Ferenczy Zoker GmbH	Germany
GCI Praha	Germany
Germany Healthcare GMBH	Germany
Global ‘Sportnet’ Beteiligungs GmbH	Germany

NAME	JURISDICTION UNDER WHICH ORGANIZED
Global ‘Sportnet’ Sporkmarketing GmbH & Co KG	Germany
GRAMM Werbeagentur GmbH	Germany
Greco	Germany
Grey Belgrad	Germany
Grey Bucurestil SRL	Germany
Grey Budapest	Germany
Grey Chisinau	Germany
Grey CIS Werbeagentur GMBH	Germany
Grey Direct International GMBH	Germany
Grey GMBH	Germany
Grey Group Austria GmbH	Germany
Grey Healthcare Group	Germany
Grey Holding Central Europe GMBH	Germany
Grey Kiev Enterprise	Germany
Grey Ljubiljana	Germany
Grey S&K GMBH	Germany
Grey Worldwide Düsseldorf GmbH	Germany
Grey Zagreb	Germany
Grey&Wolff Werbeagentur GmbH	Germany
GreyGlobal Group Middle Europe GmbH & Co. KG	Germany
GroupM Germany GmbH	Germany
Haehn Wunderman GmbH & Co. KG	Germany
Haehn Wunderman Verwaltungs GmbH	Germany
Healthy People GmbH	Germany
Hill & Knowlton Verwaltungs GmbH	Germany
Hiller, Wust & Partner GmbH	Germany
Icon Brand Navigation Group AG	Germany
Icon Brand Navigation I GmbH	Germany
Icon brand value factory GmbH	Germany
Icon ICR Innovations - Consulting & Research fur Marketingenscheidungen GmbH	Germany
Icon Intelligent Research GmbH	Germany
Icon Intelligent Tools & Systems GmbH	Germany
Icon regio Gesellschaft fur Regional Verkehrsforschung und Standomarketing GmbH	Germany
Icon Trustmark GmbH	Germany
Icon Webmax.com GmbH	Germany
Icon Wirtschafts - und Finanazmarktforschung GmbH	Germany
Iconsult dental fur Marketingenscheidungen GmbH	Germany
Iconsult Pharma & Gesundheith forschung & Consulting fur Marketingenscheidungen GmbH	Germany
icontrol media Verwaltungsgesellschaft fur Werbestatistik GmbH	Germany
Icontrolmedia Gesellscheft fur Werbestatistik GmbH & Co KG	Germany
Interbates Beteiligungs Gesellschaft GmbH & Co KG	Germany
Intercom Management GMBH & Co KG	Germany
Intramedic GmbH	Germany
IVE Research International GmbH & Co KG	Germany
J. Walter Thomspon Verwaltungs GmbH	Germany
Kramer Markforschung GmbH	Germany
Landor Associates GmbH & Co. KG	Germany
Landor Verwaltungs GmbH	Germany
Magic Lab GmbH	Germany
Magic Moments GmbH	Germany
Magic Poster GmbH	Germany
Magic Response GmbH	Germany
Maxus Communications GmbH	Germany

NAME	JURISDICTION UNDER WHICH ORGANIZED
MDIM Mungenast Dialog Marketing	Germany
Media Motor GmbH, Hannover	Germany
Media Qualitat	Germany
MediaCom CIS GMBH	Germany
MediaCom GmbH	Germany
MediaCom Holding Central Europe GMBH	Germany
MediaCom Interacive	Germany
MediaCom Praha s.r.o.	Germany
MediaCom Service Hamburg GmbH	Germany
MediaCom Service München GmbH	Germany
MediaEdge:cia Verwaltungs GmbH	Germany
Mediaedge:CIA Germany Holding GmbH	Germany
Mediaedge:cia GmbH & Co. KG	Germany
Metrovideo GmbH	Germany
Michael Vagedes GmbH	Germany
Millward Brown Germany GmbH & Co KG	Germany
Millward Brown Verwaltungs GmbH	Germany
Mindshare GmbH & Co KG	Germany
Mouse House GMBH	Germany
MQI Dusseldorf GmbH + co. KG	Germany
MQI Frankfurt KG	Germany
MQI Hamburg GmbH + co. KG	Germany
MQI Initiative SA (98%) Switz.	Germany
MQI Media Quality International GmbH + Co. KG	Germany
MQI Munchen GmbH + Co. KG	Germany
Muller Goldfarb Consultants GmbH	Germany
Network Atlas GMBH	Germany
Norgaard Mikkelsen M&A GmbH	Germany
Ogilvy & Mather Düsseldorfer Verwaltungs GmbH	Germany
Ogilvy & Mather Frankfurter Verwaltungs GmbH	Germany
Ogilvy & Mather GmbH & Co KG	Germany
Ogilvy & Mather Webeagentur GmbH & Co Kg	Germany
Ogilvy Brand Center Verwaltungs GmbH	Germany
Ogilvy Finance AG	Germany
Ogilvy Healthworld Verwaltungs GmbH	Germany
OgilvyInteractive Worldwide GmbH	Germany
OgilvyOne Teleservices GmbH & Co KG	Germany
OgilvyOne Verwaltungs GmbH	Germany
OgilvyOne Worldwide GmbH & Co KG	Germany
OgilvyOne Worldwide Stuttgart GmbH	Germany
OgilvyPromotions GmbH	Germany
Oscar Service GmbH	Germany
Phoenix Kommunikation Werbeagentur GMBH	Germany
Plakatqualitat GmbH	Germany
POS Datenerherbungs GmbH	Germany
PRISM International GmbH	Germany
Red Cell Verwaltungs GmbH	Germany
Red Cell Werbeagentur GmbH & Co. KG	Germany
Research Consulting Marktforshung	Germany
Research International Verwaltungs GmbH	Germany
RMG 2 GmbH & Co Kg	Germany
RMG 2 Verwaltungs GmbH	Germany
rmg: connect GmbH	Germany
SalesCom GmbH	Germany
Salesedge GmbH	Germany
San Tamario GmbH	Germany

NAME	JURISDICTION UNDER WHICH ORGANIZED
Santamaria GmbH	Germany
Siebenlist Grey & Partner GMBH	Germany
SponsorCom GmbH	Germany
STM - Studio Test Markforschung GmbH	Germany
STW-Beteligungs-GmbH	Germany
Sudler & Hennessey GmbH & Co KG	Germany
Sudler & Hennessey Verwaltungs GmbH	Germany
The Decision Shop GMBH & Co. KG	Germany
Thompson Live Communications GmbH	Germany
Thompson Total Relations GmbH	Germany
Tillmans Ogilvy & Mather Verwaltungs GmbH	Germany
WPP Dritte Beteiligungs GmbH & Co KG	Germany
WPP Dritte Beteiligungs Verwaltungs GmbH	Germany
WPP Erste Beteiligungs GmbH & Co KG	Germany
WPP Erste Beteiligungs Verwaltungs GmbH	Germany
WPP Fünfte Beteiligungs GmbH & Co KG	Germany
WPP Germany Holding GmbH & Co KG	Germany
WPP Marketing Communications Germany B.V.	Germany
WPP Media Holdings GmbH	Germany
WPP Sechste Beteiligungs GmbH & Co KG	Germany
WPP Service GmbH & Co KG	Germany
WPP Service Verwaltungs GmbH	Germany
WPP Siebte Beteiligungs Verwaltungs GmbH	Germany
WPP Vierte Beteiligungs GmbH & Co KG	Germany
WPP Vierte Beteiligungs Verwaltungs GmbH	Germany
WPP Vierte Verwaltungs GmbH	Germany
WPP Zweite Beteiligings GmbH & CoKG	Germany
WPP Zweite Beteiligungs Verwaltungs GmbH	Germany
Wunderman Consulting GmbH	Germany
Wunderman Teleservices GmbH & Co KG	Germany
Wunderman Teleservices Verwaltungs GmbH	Germany
Wunderman Verwaltungs GmbH	Germany
Xceed! Agentur Fur Medienberatung und Innovative Kommunikation GmbH	Germany
Young & Rubicam Erste Beteiligungs GmbH & Co KG	Germany
Young & Rubicam Erste Beteiligungs Verwaltungs GmbH	Germany
Young & Rubicam GmbH & Co KG	Germany
Young & Rubicam Verwaltungs GmbH	Germany
Media Marketing GmbH, Hannover	Germany
R&P Consult GmbH	Germany
CIA Medianetwork Hellas	Greece
Geo Young & Rubicam SA	Greece
Grey Athens S.A	Greece
Grey Holdings S.A. (Belgium)	Greece
Maxus SA	Greece
Media Com Ltd	Greece
Mediaedge:cia Medianetwork Hellas	Greece
Movielab SA	Greece
Publicom H&K Epe	Greece
Publicom Hill & Knowlton Hellas EPE	Greece
Red Cell Advertising SA	Greece
Research International S.A	Greece
RMG Connect Advertising SA	Greece
RMG Connect SA	Greece
Salesplus Ltd	Greece
Spot Thompson Total Communication Group SA	Greece

NAME	JURISDICTION UNDER WHICH ORGANIZED
The Media Edge SA	Greece
Wunderman Greece SA	Greece
Hill & Knowlton SA	Guatemala
J Walter Thompson SA	Guatemala
141 Amsterdam BV	Holland
Ablea International BV(fka WPP Bella Communications BV)	Holland
AD Prov BV	Holland
AGB Nielsen Media Research B.V.	Holland
AGB NMR Tam Holding BV	Holland
Akron Reclame EN Marketing BV	Holland
Arbour Square B.V.	Holland
Bates Nederland Holding BV	Holland
Bates Not Just Film BV	Holland
BBCW BV	Holland
Bercum Boender Cardozo & Werkendam BBCW B.W	Holland
Berkeley Square Holding B.V.	Holland
Beyond the Line B.V.	Holland
Borgi Advertising BV	Holland
Brand Buzz B.V.	Holland
Burson-Marsteller BV	Holland
Cato Johnson BV	Holland
Cavendish Square Holding B.V.	Holland
Chafma BV	Holland
CIA Holding BV	Holland
CIA Netherland BV	Holland
Conquest Europe Communications Nederland BV	Holland
Consult Brand Strategy BV	Holland
Cordiant Finance BV	Holland
Crystal Palace Holding B.V.	Holland
Dolphin Square Holding B.V.	Holland
DSDS/Ogilvy & Mather BV	Holland
European Communication Masters B.V.	Holland
EWA Nederland B.V.	Holland
Finsbury Square Holding BV	Holland
Grey Advertising B.V.	Holland
Grey Communications Group B.V.	Holland
Grey Database Group B.V.	Holland
Grey Direct B.V.	Holland
Grey Interactive B.V.	Holland
Grey Netherlands Holding BV	Holland
Grey Netherlands Holding BV	Holland
Grey Special Projects B.V.	Holland
Group M BV	Holland
Group M India Holding B.V.	Holland
H.W.P. & Grey B.V.	Holland
Healthworld BV	Holland
Healthworld Communications Group (Netherlands) BV	Holland
Hill & Knowlton Nederland B.V.	Holland
Hollander G.C.I. B.V.	Holland
Kader Advertising Holding B.V.	Holland
KKBR Holding B.V.	Holland
KKBR Reklameadvisebureau B.V.	Holland
KSDP Design BV	Holland
KSM B.V.	Holland
LdB O&M (Gronigen) B.V.	Holland
Leicester Square Holding B.V.	Holland

NAME	JURISDICTION UNDER WHICH ORGANIZED
Lexington International B.V.	Holland
Loendesloot BV	Holland
Luxembourg Finance CV	Holland
Marketique Interactive Marketing Services BV	Holland
Media Centre 1	Holland
Media Centre 2	Holland
Media Centre Auto	Holland
Media Centre Inkoop	Holland
Media Exposure BV	Holland
MediaCom B.V.	Holland
Mediaedge:CIA BV	Holland
Mediapolis B.V.	Holland
Millward Brown / Centrum BV	Holland
MindShare BV	Holland
Miniato B.V.	Holland
Nijboer Zuurman Partners BV	Holland
O&M (Groningen) B.V.	Holland
O&M Africa B.V. (H)	Holland
Ogilvy & Mather Interactive B.V.	Holland
Ogilvy Groep Nederland BV	Holland
OgilvyOne Connections B.V.	Holland
Ogvily & Mather Amsterdam B.V./dsds	Holland
Ogvily Groep Nederland B.V.	Holland
Online Marketing BV	Holland
Operans B.V.	Holland
PMSvW Comm. House B.V	Holland
PMSvW/Y&R BV	Holland
PPGH/JWT Groep B.V.	Holland
PPGH/JWT Groep VOF	Holland
Process Blue BV	Holland
Promotion Makers BV	Holland
Promotional Campaigns BV	Holland
Relationship Marketing Group WPP BV	Holland
Research International Nederland B.V.	Holland
Research Resources Rotterdam BV	Holland
Russell Square Holding B.V.	Holland
Sirolf II BV	Holland
Solutions 4 BvBA	Holland
TBK B.V.	Holland
Telebingo B.V.	Holland
The Media EdgeB.V.	Holland
The Media Partnership (Nederland) B.V.	Holland
The Office Advertising Group BV	Holland
Trafalgar Square Holding B.V.	Holland
Trefpunt Sports & Leisure Marketing BV	Holland
WPP Equity Portugal B.V.	Holland
WPP France Holdings B.V.	Holland
WPP Grosvenor Square B.V.	Holland
WPP Holdings (Holland) B.V.	Holland
WPP International Holding B.V.	Holland
WPP Japan Holding B.V.	Holland
WPP Kraken 2 BV	Holland
WPP Kraken BV	Holland
WPP Management Services (Holland) B.V.	Holland
WPP Marketing Communications Germany BV	Holland
WPP Media Holding BV	Holland

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Minotaur BV	Holland
WPP Netherlands B.V.	Holland
WPP Perseas BV	Holland
WPP Square 3 BV	Holland
WPP Square One BV	Holland
WPP Square Two BV	Holland
WPP US Holdings BV	Holland
WPP US Investments BV	Holland
WPP/KKBR Holding B.V.	Holland
Wunderman BV	Holland
WVI Marketing Communications Group BV	Holland
Young & Rubicam BV	Holland
Young & Rubicam Diversified Group Netherlands B.V	Holland
Young & Rubicam Group Netherlands BV	Holland
Young & Rubicam International Group BV	Holland
Young & Rubicam International Holdings BV	Holland
Young & Rubicam Netherlands BV	Holland
Colon Marketing BV	Holland
J Walter Thompson SA	Honduras
141 (Hong Kong) Ltd	Hong Kong
Advertising & Design Ltd	Hong Kong
AGB NMR (Hong Kong) Ltd	Hong Kong
Artistree (Hong Kong) Ltd	Hong Kong
Atlas Communication Hong Kong Ltd	Hong Kong
Bates Asia Hong Kong Ltd	Hong Kong
Bates China (Dahua) Ltd	Hong Kong
Bates China Ltd	Hong Kong
Bates Direct Ltd	Hong Kong
Bates Hong Kong Ltd	Hong Kong
Beyond Communication Hong Kong Ltd	Hong Kong
Beyond Interactive Co. Ltd	Hong Kong
Burson Marsteller China ltd	Hong Kong
Burson-Marsteller Asia (UK) Ltd	Hong Kong
Carl Byoir Asia Ltd	Hong Kong
CCG.XM Ltd	Hong Kong
Conquest Marketing Communications Hong Kong Ltd	Hong Kong
Conquest Marketing Communications Taiwan Ltd	Hong Kong
Cordiant Holdings Ltd	Hong Kong
Dataconsult Asia (Hong Kong) Ltd	Hong Kong
David Communications Group	Hong Kong
Design Direct (Hong Kong) Ltd	Hong Kong
E-Business Strategy Ltd	Hong Kong
Enterprise Idendity Group Asia/Pacific Ltd	Hong Kong
Enterprise IG Ltd	Hong Kong
Freeway Communications Ltd	Hong Kong
Frontline Marketing Group Ltd	Hong Kong
G2 Ltd	Hong Kong
GCI Hong Kong Ltd	Hong Kong
Gi.com Company Ltd	Hong Kong
Grey Advertising Hong Kong Ltd	Hong Kong
Grey China Advertising Ltd	Hong Kong
Grey Direct Ltd	Hong Kong
Grey Healthcare Ltd	Hong Kong
Grey Insight Company Ltd	Hong Kong
Grey Interactive (Asia Pacific) Company Ltd	Hong Kong
Grey Interactive Ltd	Hong Kong

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey International (Hong Kong) Ltd.	Hong Kong
Grey Public Relations Company Ltd	Hong Kong
Grey Relationship Marketing (Shanghai) Company Ltd	Hong Kong
Grey Relationship Marketing Company Ltd	Hong Kong
Grey.com Co. Ltd	Hong Kong
Group M Ltd (fka Group Mindshare Edge (Hong Kong) Ltd)	Hong Kong
Guangzhou Newsun Communications Company Ltd	Hong Kong
Hill & Knowlton Asia Ltd	Hong Kong
Hill & Knowlton Asia Pacific Ltd	Hong Kong
H-Line Worldwide Ltd	Hong Kong
HWGL Investment (Holding) Company Limited	Hong Kong
Impact Marketing Management Ltd	Hong Kong
IMRB Millward Brown International Ltd	Hong Kong
IPR Asia (Holdings) Ltd	Hong Kong
IPR Asia China Ltd	Hong Kong
IPR Asia Ltd	Hong Kong
J Walter Thompson (North Asia) Ltd	Hong Kong
J Walter Thompson (Taiwan) Ltd	Hong Kong
Landor Associates Designers & Consult Ltd	Hong Kong
Maximise (Hong Kong) Ltd	Hong Kong
Maxus Communications Limited	Hong Kong
Maxx Marketing Ltd	Hong Kong
Mediacom Ltd	Hong Kong
Mediacompany Communications Ltd	Hong Kong
Mediaedge:CIA Medianetwork Hong Kong Ltd	Hong Kong
Mediaimage Communications Ltd	Hong Kong
Meridian Communication Ltd	Hong Kong
Millward Brown Ltd	Hong Kong
MindShare Communications Ltd	Hong Kong
MindShare Hong Kong Ltd	Hong Kong
Motivator Hong Kong Ltd	Hong Kong
Ogilvy & Mather (China) Holdings Ltd	Hong Kong
Ogilvy & Mather (China) Ltd	Hong Kong
Ogilvy & Mather (Hong Kong) Private Ltd	Hong Kong
Ogilvy & Mather Communications Services Ltd	Hong Kong
Ogilvy & Mather Management Services Ltd	Hong Kong
Ogilvy & Mather Marketing Communications Ltd	Hong Kong
Ogilvy & Mather Marketing Services Ltd	Hong Kong
Ogilvy & Mather Results (Taiwan) Ltd	Hong Kong
Ogilvy ActIvation Global Launch Ltd	Hong Kong
Ogilvy Interactive Asia Pacific Ltd	Hong Kong
Ogilvy Interactive Worldwide Hong Kong Ltd	Hong Kong
Ogilvy Outreach Ltd	Hong Kong
Ogilvy Public Relations Worldwide Ltd	Hong Kong
OgilvyOne Worldwide Hong Kong Ltd	Hong Kong
Ogvily Interactive Asia Pacific Ltd	Hong Kong
Oracle Added Value Ltd	Hong Kong
Oriental Source Premiums & Merchandise Ltd	Hong Kong
Promotional Campaigns (Asia) Ltd	Hong Kong
Pulse Communications Ltd	Hong Kong
QCI Consulting Ltd	Hong Kong
Red Works Ltd	Hong Kong
Relationship Marketing Group Ltd	Hong Kong
Research International Asia Ltd	Hong Kong
Results (Asia) Ltd	Hong Kong
Results (Hong Kong) Ltd	Hong Kong

NAME	JURISDICTION UNDER WHICH ORGANIZED
RMG Connect Ltd	Hong Kong
Teledirect Ltd	Hong Kong
The Bridge Communications Ltd	Hong Kong
The Red Room Ltd	Hong Kong
Thompson Connect Worldwide Ltd	Hong Kong
Thompson Recruitment Advertising Company Ltd	Hong Kong
Whizzbangart Hong Kong Ltd	Hong Kong
WIT Ocean Ltd	Hong Kong
WPP Captive Holdings Ltd	Hong Kong
WPP Group (Asia Pacific) Ltd	Hong Kong
WPP Holdings (Hong Kong) Ltd	Hong Kong
WPP Marketing Communications (Hong Kong) Ltd	Hong Kong
Young & Rubicam (UK) Ltd	Hong Kong
Zenithoptimedia Ltd	Hong Kong
Burson Marsteller (Hong Kong) Ltd	Hong Kong
Portland Asia Pacific Ltd	Hong Kong
Ogilvy Red Force Technology	Honkg Kong
Argonauts Kft	Hungary
Barci es Partner Kft	Hungary
Bates 141 Hungary Advertising Kft	Hungary
Burson Marsteller Budapest Kft	Hungary
CIA Hungary Kft	Hungary
Dorland Kft	Hungary
Euro Consulting KFT	Hungary
Grey Hungary Group Financing Ltd	Hungary
Grey Worldwide Kft	Hungary
Hill & Knowton Hungary Public Relations Kft	Hungary
Mac-Mester Kft	Hungary
MC MediaCompany Kft. Budapest	Hungary
Millward Brown Hungary Kft	Hungary
MindShare Hungary Kft	Hungary
Ogilvy & Mather Budapest Reklámügynökség ZRt	Hungary
OgilvyOne Hungary	Hungary
Portland Hungary Reklam Kft	Hungary
Team Hungary (fka Y&R Kft) Kft	Hungary
TGI Hungary Marketing Research Company Limited	Hungary
The Media Edge (fka Mediapolis Hungary)	Hungary
TMP Hungary	Hungary
Wunderman Kft	Hungary
Young & Rubicam Budapest Kft	Hungary
Archetype Communication Ltd.	India
Atlas Advertising Private Ltd	India
Bates India Private Ltd	India
Brand David Communications Pvt Ltd	India
Clear Channel Communications India Pvt Ltd	India
Contract Advertising Pvt Ltd	India
Enhance Advertising Ltd	India
Everest Brand Solutions Pvt Ltd	India
Fortune Communication Ltd	India
G3 Communications Pvt. Ltd.	India
Genesis Public Relations Pvt Ltd	India
Grey Advertising (Bangladesh) Ltd.	India
Grey India Inc. (Incorporated in Delware)	India
Group M Media India Pvt Ltd	India
Hindustan Thompson Associates Private Limited	India
Icon Added Value Private Ltd	India

NAME	JURISDICTION UNDER WHICH ORGANIZED
Indian Market Research Bureau Ltd	India
IPAN Ltd	India
Matrix Publicities & Media India Pvt Ltd	India
Maximize Media India Pvt Ltd	India
Mediacom (India) Pvt Ltd	India
Mediaedge:cia India Pvt Ltd	India
Meridian Communications Pvt Ltd	India
Mindshare India Pvt Ltd	India
Motivator Media India Pct Ltd	India
Ogilvy & Mather Pvt Ltd	India
Optima India Private Ltd	India
Options Communications India Ltd.	India
Outdoor Advertising Professionals India Pvt Ltd	India
Portland India Outdoor Advertising Private Ltd	India
Quadra Advisory Private Ltd	India
Results India Communications Pvt Ltd	India
Showdiff Worldwide Pvt Ltd	India
Sudler & Hennessey India Pvt Ltd	India
Wunderman India Pvt Ltd	India
AGB NMR (Ireland) Ltd.	Ireland
Arena Productions Ltd	Ireland
Bell Advertising Ltd	Ireland
Chemistry Strategic Communications Limited	Ireland
Dearadh Tearanta (“Interact”)	Ireland
Enterprise IG Ltd	Ireland
Grey Advertising Ltd (Ireland)	Ireland
Group M WPP Ireland Ltd	Ireland
Hill & Knowlton Ltd.	Ireland
Millward Brown Irish Marketing Surveys Ltd	Ireland
MindShare (Ireland) Limited	Ireland
Ogilvy & Mather Group Ltd	Ireland
Ogilvy & Mather Ltd.	Ireland
OgilvyOne Worldwide Ltd	Ireland
RMG Connect Ireland Ltd	Ireland
Rmg:connect Ireland Ltd	Ireland
Silverstripes Ltd.	Ireland
Wilson Hartnell Public Relations Ltd	Ireland
WPP Finance Ireland	Ireland
WPP Ireland Ltd	Ireland
Camden Ltd	Isle of Man
Tiptree LTd	Isle of Man
AGB NMR Holding S.p.A	Italy
AGB NMR S.r.l.	Italy
AGB NMR TAM Srl	Italy
AGB NMR Tech Srl	Italy
Atlas Srl	Italy
Bates Healthworld Srl	Italy
Bates Srl	Italy
Blumedia Srl	Italy
BRB Srl	Italy
Burson Marsteller Srl	Italy
Carl Byoir Srl	Italy
CIA Italy Holdings Srl	Italy
CIA Medianetwork Club Srl	Italy
CIA Medianetwork Milano Srl	Italy
CIA Medianetwork Team Srl	Italy

NAME	JURISDICTION UNDER WHICH ORGANIZED
CIA Medianetwork Verona Srl	Italy
Clarion Srl	Italy
Cohn & Wolfe Srl	Italy
Creative Healthcare Advertising Srl	Italy
Delfo srl	Italy
Digital @ jwt srl	Italy
Digital PR srl	Italy
Easy Media Srl	Italy
Ethos Srl	Italy
Etnocom Srl	Italy
Fast Srl	Italy
G2 Srl (former Grey Direct Srl)	Italy
GEA Srl	Italy
Goldfarb Market Research Srl	Italy
Grey Direct S.R.L.	Italy
Grey Healthcare Italia S.R.L.	Italy
Grey Interactive Srl	Italy
Grey Roma	Italy
Grey Worldwide Italia SpA	Italy
Group M srl (fka Mentum srl)	Italy
H&K Gaia Srl	Italy
Healthworld Italia Srl	Italy
Impact Italia Srl	Italy
International Strategic Communications Srl	Italy
Intramed Communciations Srl	Italy
ISC Srl	Italy
Italy Field Services Srl	Italy
J Walter Thompson Italia SpA	Italy
J.W. Thompson Roma Srl	Italy
Landor Associates Srl	Italy
Lolita Italia	Italy
Lorien Consulting Srl	Italy
Marketing Place Srl	Italy
Maxus BBS Srl	Italy
Media Club SpA	Italy
Media Insight Srl	Italy
Media Instruments S.r.l. (IT Italia)	Italy
Mediaedge:CIA Italy Holdings Srl	Italy
Mediaedge:CIA Italy Srl	Italy
Milano & Grey S.P.A.	Italy
Millward Brown Srl	Italy
MindShare Spa	Italy
MindShare TreVenezie Srl	Italy
Next Media Srl	Italy
Nexthealth Srl	Italy
Ogilvy & Mather SpA	Italy
Ogilvy Healthcare Srl	Italy
Ogilvy Interactive srl	Italy
OgilvyOne Worldwide SpA	Italy
One Four One Italia Srl	Italy
Perfection TV	Italy
Perfection Graphic	Italy
Portland Srl	Italy
Powerevents Srl	Italy
Promotions Italia SpA	Italy
Punto Media Srl	Italy

NAME	JURISDICTION UNDER WHICH ORGANIZED
Red Cell Spa	Italy
Red Production Sarl	Italy
Research International Srl	Italy
RMG International Srl	Italy
rmg:connect Srl	Italy
Spot It! Srl	Italy
Sprint Srl	Italy
Sudler & Hennessey Srl	Italy
The Brand CC Srl	Italy
The Media Edge (fka Mediapolis M&CS srl) Srl	Italy
The Thompson Brand Communications Srl/Brandcom Srl	Italy
Total Sponsorship Srl	Italy
WPP Holdings (Italy) Srl	Italy
WPP Marketing Communications (Italy) SRL	Italy
Wunderman Srl	Italy
Y&R Group Services Srl	Italy
Young & Rubicam Communication Srl	Italy
Young & Rubicam Group Services Srl	Italy
Young & Rubicam Italia Srl	Italy
Young & Rubicam Roma Srl	Italy
BatesAsia Japan Inc	Japan
Burson-Marsteller Kabushiki Kaisha (fka Dentsu)	Japan
Carl Byoir Japan Ltd	Japan
Corplan KK	Japan
Dentsu Sudler & Hennessey Inc	Japan
Design Direct Japan KK	Japan
Enterprise IG Japan K.K.	Japan
Grey Direct Inc.	Japan
Grey Healthcare Japan	Japan
Hill & Knowlton Japan Ltd	Japan
IBI Inc	Japan
ICM	Japan
Int Business Information KK	Japan
International Business Information KK	Japan
International Creative Marketing KK	Japan
J Walter Thompson Japan Ltd	Japan
Logic Inc.	Japan
Maxus Communications KK (fka Maximise Japan KK)	Japan
MDS Illinois	Japan
MDS Japan	Japan
Mediacom Japan Inc	Japan
Millward Brown Japan KK	Japan
MindShare Japan KK	Japan
Ogilvy & Mather Japan KK	Japan
OgilvyOne Japan KK	Japan
Red Roof Japan Inc	Japan
Research International Japan Inc	Japan
Thompson Connect Ltd	Japan
Grey Almaty	Kazakhstan
Ogilvy & Mather Kazakhstan Limited Liability Company	Kazakhstan
Ogilvy & Mather Kenya Limited	Kenya
Research International East Africa Ltd	Kenya
Ablea Inc.	Korea
Burson Marsteller Korea Co Ltd	Korea
Burson-Marsteller Korea Inc	Korea
Diamond Advertising Ltd	Korea

NAME	JURISDICTION UNDER WHICH ORGANIZED
Enterprise Advertising Communications Sdn Bhd	Korea
Grey Worldwide Korea Inc.	Korea
Hankuk OgilvyOne Chushik Hoesa	Korea
Media Research Inc	Korea
Research International KRC Ltd	Korea
TLG Co Ltd	Korea
WPP Marketing Communcations Ltd (Adventure)	Korea
Tihama Al Mona International	Kuwait
Hill & Knowlton Latvia SIA	Latvia
Mediaedge:CIA Baltic	Latvia
Grey Luxembourg	Luxembourg
WPP Delta Two Sarl	Luxembourg
WPP Luxembourg Beta Sarl	Luxembourg
WPP Luxembourg Beta Three Sarl	Luxembourg
WPP Luxembourg Beta Two Sarl	Luxembourg
WPP Luxembourg Delta Two Sarl	Luxembourg
WPP Luxembourg Europe Sarl	Luxembourg
WPP Luxembourg Gamma Four Sarl	Luxembourg
WPP Luxembourg Gamma Five Sarl	Luxembourg
WPP Luxembourg Gamma Sarl	Luxembourg
WPP Luxembourg Gamma Three Sarl	Luxembourg
WPP Luxembourg Gamma Two Sarl	Luxembourg
WPP Luxembourg GUSA Sarl	Luxembourg
WPP Luxembourg Holdings Five Sarl	Luxembourg
WPP Luxembourg Holdings Sarl	Luxembourg
WPP Luxembourg Holdings Three Sarl	Luxembourg
WPP Luxembourg Holdings Two Sarl	Luxembourg
WPP Luxembourg IH2001	Luxembourg
WPP Luxembourg Rasor Sarl	Luxembourg
WPP Luxembourg Sarl	Luxembourg
WPP Luxembourg Square LLC Sarl	Luxembourg
WPP Luxembourg Theta Sarl	Luxembourg
WPP Luxembourg YMC Sarl	Luxembourg
AGB NMR (Malaysia) Sdn	Malaysia
AMS Dorland Integrated SDN BHD	Malaysia
Artistree (Malaysia) Sdn Bhd	Malaysia
Conquest Marketing Communications Sdn Bdh	Malaysia
Dialog Marketing Commuications Sdn Bhd	Malaysia
GCI Worldwide Sdn Bhd	Malaysia
Grey Direct & Interactive Sdn. Bhd.	Malaysia
Grey Global Group : SEA Pte. Ltd.	Malaysia
Grey Healthcare Group Sdn Bhd	Malaysia
Grey Two Sdn. Bhd.	Malaysia
Grey Worldwide SEA Sdn Bhd	Malaysia
Grey Worlwide Sdn. Bhd.	Malaysia
Hill & Knowlton (SEA) Sdn Bhd	Malaysia
Hill & Knowlton Malaysia Sdn Bhd	Malaysia
J Walter Thompson Sdn Bhd	Malaysia
Magic Lanterns Sdn Bhd	Malaysia
Marketdatasolutions Global Consulting Sdn. Bhd.	Malaysia
Mediacompete Sdn. Bhd.	Malaysia
Mediacompete Singapore Pte Ltd	Malaysia
Ogilvy & Mather Public Relations Worldwide (M) Sdn Bhd	Malaysia
OgilvyOne Worldwide (Malaysia) Sdn Bhd	Malaysia
Paragon Communications Sdn Bhd	Malaysia

NAME	JURISDICTION UNDER WHICH ORGANIZED
Portland Outdoor Malaysia Sdn Bhd	Malaysia
PTM Sdn Bhd	Malaysia
Research International Asia (Malaysia) Sdn Bhd	Malaysia
Salesplus Sdn Bhd	Malaysia
Spring Brands Sdn Bhd	Malaysia
WPP Marketing Communications (Malaysia) Sdn Bhd	Malaysia
Young & Rubicam (Malaysia) Sdn Bhd	Malaysia
E-business Strategy (Mauritius) Ltd	Mauritius
Medialink	Mauritius
WPP Dotcom Holdings (Mauritius) Ltd	Mauritius
WPP Holdings (Mauritius) Ltd	Mauritius
141 Worldwide, SA de CV	Mexico
Action Line Telemarketing de México SA de CV	Mexico
Agencia de Comunicación Interactiva, SA de CV	Mexico
Beyond Interactive Mexico S.A de C.V.	Mexico
Burson-Marsteller Mexico SRL de CV	Mexico
Compañía Hill & Knowlton México, SA de CV	Mexico
Comunicaciones Connect, SA de CV	Mexico
Design Direct SA de CV (fka Graficoncepto SA de CV)	Mexico
Dinamica Multiple SA	Mexico
Empresas del Sur, SRL de CV	Mexico
Goldfarb Consultants Mexico, S.A. de C.V.	Mexico
Grey Mexico S.A. De C.V.	Mexico
Greycomex S.A. De C.V.	Mexico
GroupGCI Mexico, S.A de C.V.	Mexico
Iconic Administracion Corporativa SC	Mexico
J Walter Thompson de Mexico S.A.	Mexico
Mercadeo Deportivo de México, SA de CV	Mexico
Millward Brown Mexico SA de CV	Mexico
MindShare de Mexico SA de CV	Mexico
Multidim SA	Mexico
Mystery Shopper Mexico SA de CV	Mexico
Ogilvy & Mather SA	Mexico
Ogilvyinteractive SA de CV	Mexico
Red Cell, SA de CV (fka Conquest Comunicacion SA de CV)	Mexico
Research International SA de CV	Mexico
Servicios de Publicidad Interactivos SA de CV	Mexico
Servicios Gráficos del Centro, S.A. de C.V.	Mexico
The Media Edge S de RL de CV	Mexico
Walter Landor y Asociados, SRL de CV	Mexico
Worldwide Mediacom México, S.A de CV	Mexico
WPP México, SRL de CV	Mexico
Wunderman S de RL de CV	Mexico
Young & Rubicam S de RL de CV	Mexico
Grey Espana Moroccan Branch	Morocco
TMI/TOP Publicite Morocco	Morocco
Thompson Nepal Private Ltd	Nepal
AGB NMR (New Zealand) Ltd	New Zealand
Artistree Studios Ltd	New Zealand
Asia Pacific Film Ltd	New Zealand
Dataconsult Ltd	New Zealand
Design Direct Ltd	New Zealand
Endicott Enterprises Ltd	New Zealand
Financial & Media Services (NZ) Ltd	New Zealand
Goldsack Harris Partnership	New Zealand
Grey Global Group New Zealand Ltd	New Zealand

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Worldwide New Zealand Ltd.	New Zealand
Hill & Knowlton (NZ) Ltd	New Zealand
Hill Maximize Ltd	New Zealand
Maximize Ltd (subsid of WPP Hldgs NZ Ltd)	New Zealand
MediaCom (New Zealand) Ltd.	New Zealand
MindShare (New Zealand) Ltd	New Zealand
Promotional Campaigns Ltd	New Zealand
Sudler & Hennessey Ltd	New Zealand
The Communications Group Ltd (NZ)	New Zealand
The Media (Partnership) Ltd	New Zealand
The Media Edge Ltd	New Zealand
The Media Partnership Ltd	New Zealand
The Network (The Ogilvy Media Company) Ltd	New Zealand
WhizzbangArt (New Zealand) Ltd.	New Zealand
WPP Holdings (New Zealand) Ltd	New Zealand
Young & Rubicam Holdings Ltd	New Zealand
Young & Rubicam New Zealand Ltd	New Zealand
J Walter Thompson SA	Nicaragua
Young & Rubicam Nigeria Ltd	Nigeria
Aqvilo Norway AS	Norway
Bates – Gruppen A/S	Norway
Bates AS	Norway
Bates Redcell Gruppen AS	Norway
Burson-Marsteller A/S	Norway
Dot Zero A/S	Norway
Dyhr / Hagen A/S	Norway
Enterprise IG AS	Norway
ERL/Ogilvy & Mather AS	Norway
Flex Design Norge AS - Norway	Norway
Flex-Design A/S	Norway
Future Lab Business Group A/S	Norway
G2 Oslo AS	Norway
Gambit AS	Norway
GCI Mannov Holding A/S	Norway
GCI Monsen AS	Norway
GCI Monsen Consulting AS	Norway
GGG nr. 12 A/S	Norway
GGG nr. 13 A/S	Norway
GGG nr. 14 A/S	Norway
GGG nr. 7 A/S	Norway
Grey A/S	Norway
Grey Copenhagen A/S	Norway
Grey Direct A/S	Norway
Grey Direct AS	Norway
Grey Global Group Norge AS	Norway
Grey Health Care AS	Norway
Grey Shared Services A/S	Norway
Grey Worldwide Advertising Nordic A/S	Norway
Grey Worldwide AS	Norway
Grey Worldwide Kobenhavn A/S	Norway
Grey Worldwide Nordic A/S	Norway
Greyhound Production AS	Norway
Hundred Percent Film Production A/S	Norway
J Walter Thompson Norge AS	Norway
La Familia Communications A/S	Norway
LFC nr. 1 A/S	Norway

NAME	JURISDICTION UNDER WHICH ORGANIZED
LFC nr. 3 A/S	Norway
Magiske Øyeblikk AS	Norway
MarketData Solutions A/S	Norway
Mediabroker A/S	Norway
Mediacom Nordic A/S	Norway
MediaCom Norge AS	Norway
Mediaedge:CIA Norway AS	Norway
Mediaedge:CIA Norway Holdings AS	Norway
MediaPLUS AS	Norway
Mindshare	Norway
MNOG A/S	Norway
Next Step Thompson A.S.	Norway
Nordisk Media Analys AS	Norway
O&M Production A.S.	Norway
Ogilvy & Mather A.S.	Norway
OgilvyOne Connector AS	Norway
Production A/S	Norway
Robert / Boisen & likeminded A/S	Norway
Together Reklamebrya A.S.	Norway
WPP Norway AS	Norway
Group M Pakistan (Private) Ltd	Pakistan
Mindshare Pakistan (Pvt) Ltd	Pakistan
WPP Marketing Communications (Pvt) Ltd	Pakistan
J Walter Thompson S.A.	Panama
JWT S.A.	Paraguay
Ad-Hoc SA	Peru
Bates Peru SA	Peru
Energia Publicitaria SA	Peru
GCG Peru SAC	Peru
J Walter Thompson Company Peruana (U.S. entity with branch in Perú)	Peru
MindShare Peru SAC	Peru
Momentum Ogilvy & Mather SA	Peru
The Media Edge SA	Peru
Y&R SA	Peru
141 Testardo PR SP Zoo	Poland
AGB NMR Sp. Zo o.o. (AGB Polska Sp. Z o.o.)	Poland
argonauts S.p.z.o.o. Warschau	Poland
Bates Poland SP Zoo	Poland
Burson-Marsteller Sp z.o.o.	Poland
CIA Poland spzoo	Poland
Design Direct Sp z.o.o.	Poland
Grey Warszawa	Poland
Gruppa 66 Ogilvy Sp zoo	Poland
Healthworld Sp zoo	Poland
J Walter Thompson Parintex Spzoo	Poland
Maxus Spolka Z.o.o.	Poland
Media Insight Polske Sp zoo	Poland
MediaCom Warsawa	Poland
MindShare Polska Sp.Z.o.o.	Poland
Ogilvy & Mather (Poland) Agencja Rekalama Sp zoo	Poland
OgilvyOne Sp zoo	Poland
Ogvily Promotions Sp zoo	Poland
Penton Instyturi Bodawa Oponii & Rynku S.A.	Poland
Portland Polska	Poland
Relationship Marketing Group Marcon Sp zoo	Poland
SMG/KRC Poland Media Sp zoo	Poland
Testardo Red Cell Sp. Zoo	Poland

NAME	JURISDICTION UNDER WHICH ORGANIZED
Testardo TTL Sp Z.o.o.	Poland
The Media Edge Sp z.o.o.	Poland
Wunderman Polska Sp z.o.o.	Poland
Young & Rubicam Poland Sp z.o.o.	Poland
Abrinicio Publicidade e Communicacio Limitada	Portugal
Absolut System Servicos Integrados de Comunicacao e Publicidade SA	Portugal
Bates Party & Publicadade e Marketing SIA	Portugal
Bates Red Cell Portugal - Publicidade e Marketing SA	Portugal
CIA Medianetwork Portugal Holdings SA	Portugal
Easy Media SA	Portugal
FutureCom (Portugal) - Marketing, Telemarketing e Sistemas de Informacao Lda	Portugal
J Walter Thompson Publicidade S.A.	Portugal
Media Edge:CIA (Portugal)-Servicios Publiciatorios Lda	Portugal
Mediacom Iberia Sucursal em Portugal	Portugal
MindShare - Planeamento e Compra de Tempo e Meios Publicitarios ACE	Portugal
Nero & Rosendo Consultores SA	Portugal
Ogilvy & Mather Portugal Directo Servicos SA	Portugal
Ogilvy & Mather Portugal Publicidade SA	Portugal
Portmedianetwork Publicidade SA	Portugal
Publimelos Publicidada & Distribuicao de Meios SA	Portugal
The Media Edge Servicos Publicitarios Lda	Portugal
WPP(Portugal) Sociedade Gestora de Participacoes Sociais Lda	Portugal
Wunderman Cato Johnson (Portugal) Ltda	Portugal
Young & Rubicam (Portugal) - Sociedade Gestora de Participações Sociais, Unipessoal, Lda	Portugal
Young & Rubicam (Portugal) Publicidade, S. A	Portugal
Hill & Knowlton PR Inc	Puerto Rico
J Walter Thompson Inc	Puerto Rico
J Walter Thompson Promotions & Direct Inc	Puerto Rico
Mediafax Inc	Puerto Rico
West Indies & Grey Advertising Co Inc	Puerto Rico
Young & Rubicam Puerto Rico Inc	Puerto Rico
141 Romania SRL	Romania
Bates Romania Srl	Romania
Grey Worldwide Romania Srl	Romania
Media Insight Srl	Romania
Mediacom Romania Srl	Romania
Mediamulti Comunications Srl	Romania
MindShare SpA	Romania
Ogilvy & Mather Advertising SRL	Romania
Ogvily Public Relations Srl	Romania
Portland Romania	Romania
Poster Publicity Romania Srl	Romania
Red Cell Advertising Romania SRL	Romania
The Network Media Company SRL	Romania
AMG Propaganda	Russia
Young & Rubicam FMS LLC	Russia
141 Worldwide Pte Ltd	Singapore
AGB NMR (Singapore) Pte Ltd	Singapore
Artistree (1992) Pte Ltd	Singapore
Bates Indo China Pte Ltd	Singapore
Bates Singapore Pte Ltd	Singapore
Batey (Pte) Ltd	Singapore
Batey Holdings Pte Ltd	Singapore
Batey Public Relations Marketing Pte Ltd	Singapore

NAME	JURISDICTION UNDER WHICH ORGANIZED
Batey Retail Sdn Bhd (fka: John Hagley Communications Sdn Bhd)	Singapore
Burson-Marstelller (Sea) Pte Ltd	Singapore
CCG.XM PTE Ltd	Singapore
CIA Medianetwork Singapore Pte Ltd	Singapore
CIA Pacific Singapore Pte Ltd	Singapore
Cybersoft Pte Ltd	Singapore
Dentsu Young & Rubicam Pte Ltd	Singapore
Design Direct Pte Ltd	Singapore
Dialog Marketing Ltd	Singapore
Enterprise IG Pte Ltd	Singapore
Fitch Design Pte Ltd	Singapore
Hill & Knowlton (SEA) Pte Ltd	Singapore
Impiric Asia Holdings Pte Ltd	Singapore
IMRB Millward Brown International Pte Ltd	Singapore
J Walter Thompson (Singapore) Pte Ltd	Singapore
Landor Assoc. Designers & Consultants Pte Ltd	Singapore
Mediaedge:CIA Asia Pacific Holdings Pte Ltd	Singapore
Mediaedge:cia Medianetwork Singapore Pte Ltd	Singapore
Mediaedge:CIA Pacific Holdings Pte Ltd	Singapore
Mediaedge:cia Pacific Singapore Pte Ltd	Singapore
Mindshare Singapore Pte Ltd	Singapore
Net X Ogilvy Interactive Pte Ltd	Singapore
Ogilvy & Mather (Singapore) Pte Ltd	Singapore
Ogilvy & Mather Creative Services (S) Pte Ltd	Singapore
Ogilvy & Mather Promotions (Singapore) Pte Ltd	Singapore
OgilvyOne Worldwide Pte Ltd	Singapore
Ogvily & Mather Public Relations Pte Ltd	Singapore
Ogvily Action Pte Ltd	Singapore
Ogvily One	Singapore
One Four One Design Pte Ltd	Singapore
Research International Asia Pte Ltd	Singapore
Siang Design	Singapore
Spring Brands Pte Ltd	Singapore
The Brand Design Pte Ltd	Singapore
WPP Singapore Pte Ltd	Singapore
Wunderman Asia Holdings Pte Ltd	Singapore
CIA Slovakia	Slovak Republic
CREO/Y&R S.r.o	Slovak Republic
CIA Brno SRO	Slovakia
MediaCom Bratislava	Slovakia
AGB NMR (South Africa) Ltd	South Africa
AVG Marketing Agency (Pty) Ltd	South Africa
Bates 141 (Pty) Ltd South Africa	South Africa
BLGK Bates (Pty) Ltd (South Africa)	South Africa
Brandafrica (Pty) Ltd	South Africa
Design at Fulltack (Pty) Ltd	South Africa
Enterprise Identity Group (Pty) Ltd	South Africa
Enterprise Indentity Group (Pty) Ltd	South Africa
Glendinning Management Consultants South Africa Pty Ltd	South Africa
Grappel Group 141 (Pty) Ltd (South Africa)	South Africa
Grey Financial Services (Proprietary) Ltd.	South Africa
Grey Global South Africa (Proprietary) Ltd.	South Africa
Grey Worldwide (Proprietary) Ltd.	South Africa
Hamilton Russell South Africa Pty Ltd	South Africa
Impact Information Pty Ltd	South Africa
Interactive Edge (Pty) Ltd	South Africa

NAME	JURISDICTION UNDER WHICH ORGANIZED
J Walter Thompson Central Africa (Private) Ltd	South Africa
KSDP Group (Pty) Ltd	South Africa
KSDP Pentagraph (Cape) (Pty) Ltd	South Africa
KSDP Pentagraph (Pty) Ltd	South Africa
Media by Storm (Pty) Ltd	South Africa
Mediacompete (Proprietary) Ltd	South Africa
Mediaedge:CIA (Pty) Ltd	South Africa
MindShare South Africa (Gauteng) Pty Ltd	South Africa
Nota Bene Media Planning Agency (pty) Ltd	South Africa
Research International (South Africa) (Proprietary) Ltd	South Africa
WPP Memeza Holding Pty Ltd	South Africa
Young & Rubicam South Africa Pty Ltd	South Africa
141 Camarote SL	Spain
ACP SA	Spain
ACP Thompson S.A.	Spain
Ad Hoc Shareholdings SL	Spain
Ad Hoc Young & Rubicam SL	Spain
Added Value Planners SL	Spain
Adhoc Share Holdings Spain SL	Spain
Agora GCI Barcelona S.L.	Spain
Alta Definicion S.A.	Spain
Asesores de Comunicacion y Publicidad Thompson SA	Spain
Atlantica De Planificacion Y Compra De Medios SA	Spain
Bassat O&M Comunicacion S.A.	Spain
Bassat Ogilvy & Mather Barcelona S.A.	Spain
Bassat Ogilvy & Mather Madrid S.A.	Spain
Bates International Advertising SL	Spain
Beaumont Bennett Madrid S.A.	Spain
Beaumont Bennett S.A. (Barcelona)	Spain
BO Consejeros Com SL	Spain
BOM Barcelona SA	Spain
BOM Madrid SA	Spain
BSB Publicidad Asturias SL	Spain
BSB Publicidad SA	Spain
BSB Publicidad Tenerife SL	Spain
BSB Rodergas y Asociados SA	Spain
Burson-Marsteller S.L. (fka B-M S.A.)	Spain
CBA Graell Design SL	Spain
CIMEC Millward Brown SL	Spain
Cordiant Advertising Holdings SA	Spain
Customer Focus SL	Spain
Delvico 2IN Sl	Spain
Delvico Bates Barcelona SA	Spain
Delvico Bates SA	Spain
Digital Bates SL	Spain
Dogma Scpf Iberia SL	Spain
Easy Media SA	Spain
Ergo Advanced Research S.A.	Spain
Espacio Direct GGT S.L.	Spain
Espacios en Medios S.L.	Spain
Expansion de Ventas S.L.	Spain
Focum GGE S.A.	Spain
Formula M&E S.A.	Spain
Full Six Iberia	Spain
Futurecom-Imagination	Spain
GMBG Holdings Spain S.L.	Spain

NAME	JURISDICTION UNDER WHICH ORGANIZED
Graell Graphic Line SL	Spain
Grey Direct S.A.	Spain
Grey Espana S.A.	Spain
Grey Iberia S.L.	Spain
Grey Lisboa S.A.	Spain
Grey Trace S.A.	Spain
Group M Publicidad Worldwide SA	Spain
Healthworld Espana Sl	Spain
Hill & Knowlton Espana SA	Spain
Indecsa Research International S.A.	Spain
Interactive Communications SL	Spain
Izquierdo Beaumont Bennett S.L.	Spain
J Walter Thompson S.A.	Spain
Loyalty Media SA	Spain
Loyalty Network SL	Spain
Madrid Redes de Campo S.A.	Spain
Mark Line BCN S.A.	Spain
Mark Line Lineal SA	Spain
Mass Media Station SA	Spain
MEC Sponsorship SL	Spain
MECIA Espana SA	Spain
Mediacom Iberia SA	Spain
Mediasur Agencia De Medios Sa	Spain
Mediterranea de Medios SA	Spain
Mets Global Media SA	Spain
Millward Brown Spain SA	Spain
Mindshare Spain S.A.U	Spain
Motiva Beaumont Bennett S.L.	Spain
Ogilvy & Mather Healthcare S.A.	Spain
Ogilvy Healthcare SA	Spain
Ogilvy Interactive SA	Spain
OgilvyOne Data Services S.A.	Spain
OgilvyOne Worldwide S.A.	Spain
Outrider SA	Spain
Play Films Centro de Producciones SL	Spain
PRISM Iberoamericano SL	Spain
Publimeios	Spain
Red Cell Spain S.A.	Spain
Red de Medios SA	Spain
Relationship Marketing Group SA	Spain
RMG SA	Spain
Sociograma SL	Spain
Sra Rushmore	Spain
Tempus Media Holding Spain SL	Spain
The Media Partnership S.A.	Spain
WPP Holdings Spain SA	Spain
Wunderman Cato Johnson SL	Spain
Young & Rubicam S.L. (fka Y&R S.A.)	Spain
J. Walter Thompson Private Ltd	Sri Lanka
AB Frigga	Sweden
Action Marketing AB	Sweden
Adaptus International Stockholm AB	Sweden
Adrians Perch AB	Sweden
AGB NMR (Sweden) AB	Sweden
Almen Direkt AB	Sweden
AMG Nordisk Mediaanalys AB	Sweden

NAME	JURISDICTION UNDER WHICH ORGANIZED
Aqvilo Nordic AB	Sweden
Aqvilo Sweden AB	Sweden
Backer Spielvogel Bates Goteborg AB	Sweden
Backer Spielvogel Bates Helsingborg AB	Sweden
Bates Sweden AB	Sweden
Beyond Interactive i Sverige AB	Sweden
BG Intressenter 1997 AB	Sweden
Brand Consultant Added Value AB (fd MediAdmin)	Sweden
Brando Design A.B.	Sweden
Brindfors Enterprise IG AB	Sweden
BSB Frigga Reklambyra AB	Sweden
Burson-Marsteller AB	Sweden
C.R.O.S.S. AB	Sweden
Conquest Europe Stockholm AB	Sweden
Cronert & Co AB	Sweden
Design Direct AB	Sweden
Direct Mediacom AB	Sweden
Direct Mediacommunications Nordic Sverige AB	Sweden
Ekonomi e Dataservice Kalkyiatori Stockholm AB	Sweden
Eurovent Marketing Group A.B.	Sweden
Favorit Kommunikation AB	Sweden
Feedback Research & Consulting AS	Sweden
G2 Stockholm AB	Sweden
GCG MediaCommunications Holding AB	Sweden
GCI Mannov Malmo AB - Sweden	Sweden
GCI Rinfo AB	Sweden
GCI Rinfo Göteborg AB	Sweden
GCI Rinfogruppen AB	Sweden
Gester & Co. Mediakonsulterna AB	Sweden
Grey Digital AB	Sweden
Grey Direkt AB	Sweden
Grey Electronic Marketing AB	Sweden
Grey Global Group Sweden AB	Sweden
Grey Healthcare Group Sweden AB	Sweden
Grey Holdings AB	Sweden
Grey Interactive AB	Sweden
Grey Malmo AB	Sweden
Grey Reklamebyrå AB	Sweden
Grey Svenska AB	Sweden
Grey Worldwide Stockholm AB	Sweden
Hall & Cederquist/Young & Rubicam AB	Sweden
Halson Partners AB	Sweden
Hill & Knowlton Sweden AB	Sweden
ID Relationsmarknadsforig A.B.	Sweden
Impiric AB	Sweden
Inserator AB	Sweden
J. Walter Thompson Oresund AB	Sweden
K71 Relationsmarknadsföring AB	Sweden
KGM Datadistribution AB	Sweden
Lars Bloomberg A.B.	Sweden
Leapfrog Interactive Communications Solutions AB	Sweden
Liberg Thompson AB	Sweden
Marmedia Sweden Holdings AB	Sweden
Media Admin AB	Sweden
Media Insight Sweden A.B.	Sweden
Media Insikt AB	Sweden

NAME	JURISDICTION UNDER WHICH ORGANIZED
Media Support AB	Sweden
Media Support Scandanavian AB	Sweden
Mediabroker AB	Sweden
MediaBruk Skandanavien AB	Sweden
Mediacom Nordic AB	Sweden
Mediacom Services AB	Sweden
Mediacommunication Göteborg AB	Sweden
Mediacommunication I Visby AB	Sweden
Mediacommunication Interactive AB	Sweden
Mediacommunication Öresund AB	Sweden
Mediacommunication Services Sverige AB	Sweden
Mediacommunication Stockholm AB	Sweden
Mediacommunications Sverige I Stockholm AB	Sweden
Mediaedge:cia	Sweden
Mediaedge:cia Radiokonsulterna AB	Sweden
Mediaedge:cia Sweden AB	Sweden
Mediaedge:CIA Sweden Direct AB	Sweden
Mediaedge:CIA Sweden Holdings AB	Sweden
MEMA Mediaarena AB	Sweden
MindShare AB	Sweden
Moller Mortensen Annonsbyra AB	Sweden
Navigare Medical Marketing Research AB	Sweden
Observera Grey Annonsbyrå AB	Sweden
Ogilvy Advertising AB	Sweden
OgilvyOne Worldwide AB	Sweden
Ogvily Action & Event AB	Sweden
Ogvily Advertising AB	Sweden
Ogvily Event AB	Sweden
Ogvily Group AB	Sweden
Ogvily PR AB	Sweden
Old Bates AB	Sweden
Outrider AB	Sweden
Pirho Externae och externa relationet A.B.	Sweden
ProMedia A/S	Sweden
ProMedia AB	Sweden
Promedia I Sverige AB	Sweden
Radiokonsulterna AB	Sweden
Real Relations AB	Sweden
Relevant Traffic AB	Sweden
SIFO AB	Sweden
SIFO International AB	Sweden
Sifo Management Group AB	Sweden
SIFO Nordic Monitor AB	Sweden
Sifo Research & Consulting AB	Sweden
Stenstrom & Co Annonsbrya AB	Sweden
Storecom AB	Sweden
Tactica I Goteborg AB	Sweden
Tactica Sverige AB	Sweden
Tidningsstatistik AB	Sweden
WPP Sweden A.B.	Sweden
Wunderman Cato Johnson AB	Sweden
Young & Rubicam Sweden AB	Sweden
Advico Young & Rubicam AG	Switzerland
AGB NMR MS S.A.	Switzerland
All Access AG	Switzerland
argonauts AG Zürich	Switzerland

NAME	JURISDICTION UNDER WHICH ORGANIZED
Best of Media AG	Switzerland
Burson-Marsteller AG (fka Jaggi Burson-Marsteller Zurich)	Switzerland
Dr Schlegel Pharmamarketiing AG	Switzerland
FutureCom Interactive AG	Switzerland
Grendene Ogilvy & Mather AG	Switzerland
Guye Benker Werbeagentur AG	Switzerland
J Walter Thompson (Zurich) AG	Switzerland
J Walter Thompson AG	Switzerland
Landor Associates (Switzerland) Sarl	Switzerland
MC Media Company AG Zurich	Switzerland
Mediaedge:CIA Switzerland AG	Switzerland
Ogilvy PR AG	Switzerland
Red Cell Advertising AG	Switzerland
Red Cell AG	Switzerland
Wunderman AG	Switzerland
Y&R Business Communications S.A.	Switzerland
Young & Rubicam Holding AG (fka RBK Holding AG)	Switzerland
AGB NMR (Taiwan) Ltd	Taiwan
Bates-Taiwan Co Ltd	Taiwan
David Advertising (Taiwan) Co. Ltd	Taiwan
Dentsu Young & Rubicam Co Ltd	Taiwan
Era Public Relations Co. Ltd (Taiwan Branch)	Taiwan
G2 Taiwan	Taiwan
Group Media Edge	Taiwan
GroupM Ltd	Taiwan
J Walter Thompson (Taiwan) Ltd	Taiwan
Media Plus Ltd	Taiwan
Mediacore Communications Ltd	Taiwan
Mediaedge:cia Taiwan Ltd	Taiwan
Ogilvy & Mather (Artistree) Identity Management Consultants Ltd	Taiwan
Ogilvy & Mather (Taiwan) Co Ltd	Taiwan
Ogilvy & Mather Public Relations Worldwide (Taiwan) Co Ltd	Taiwan
OgilvyOne Worldwide (Taiwan) Co Ltd	Taiwan
Response Marketing Development & Services Ltd	Taiwan
Results Capital Ogilvy Taiwan Co Ltd	Taiwan
Right Choice Marketing Research Ltd	Taiwan
Team-Mate Marketing Development & Services Ltd	Taiwan
Teledirect Marketing Development & Services Ltd	Taiwan
AGB NMR (Thailand) Ltd	Thailand
Artistree Ltd	Thailand
Conquest Advertising Co Ltd.	Thailand
Conquest Communicatons Co Ltd.	Thailand
David Marketing Communications Company Limited	Thailand
DY&R Ltd	Thailand
Enterprise IG Limited	Thailand
Firefly Ltd	Thailand
Glendinning Management Consultants (Asia Pacific) Ltd	Thailand
Grey Thailand Ltd.	Thailand
Ogilvy & Mather (Thailand) Ltd	Thailand
Ogilvy Public Relations Worldwide Limited	Thailand
OgilvyOne Worldwide Limited	Thailand
Promotional Campaigns Ltd	Thailand
RI Thailand Ltd	Thailand
WPP Marketing Communications (Thailand) Ltd	Thailand
WPP Thailand Ltd	Thailand

NAME	JURISDICTION UNDER WHICH ORGANIZED
AGB NMR Piyasa Arastirma Hizmetleri A.S. (Anadolu)	Turkey
Grey Worldwide Istanbul	Turkey
Icon Brand Navigasyon denismanlik Ltd S/lrej	Turkey
LLC 1 (HOC 1)	Turkey
LLC 2 (HOC 2)	Turkey
MaXXES Istanbul	Turkey
Millward Brown AS	Turkey
Mindshare Turkiye Adi Ortakligi	Turkey
Ogilvy & Mather Recklamcilik AS	Turkey
Ogilvy One Dogrudan Pazarlama AS	Turkey
On Healthcare AS	Turkey
Studyo Reklamcilik Sanayi ve Ticaret Limited Sirketi	Turkey
The Media Edge	Turkey
Young & Rubicam Reklamevi Reklamcilik Limited Sirketi	Turkey
Tihama Al Mona International LLC	UAE
Grey Kiev Enterprise	Ukraine
Despatch S.A.	Uruguay
J. Walter Thompson Uruguaya S.A.	Uruguay
Young & Rubicam S.A.	Uruguay
Burson Marsteller de Venezuela CA (fka Burson-Marsteller Relaciones Publicas C.A.)	Venezuela
J Walter Thompson de Venezuela C.A.	Venezuela
MindShare, C.A.	Venezuela
Ogilvy & Mather Andina CA	Venezuela
Optimizacion ADD	Venezuela
Pulso Nacional	Venezuela
Servicios Portland de Venezuela CA	Venezuela
Wunderman Promocion y Mercadeo Directo CA	Venezuela
One Four One Vietnam Ltd	Vietnam

A number of inactive subsidiaries and other subsdiaries, all of which considered in the aggregate as a single subsidiary would not constitute a significant subsidiary, are omitted from the above list.